UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/13

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for this series, as appropriate.

                                    Dreyfus Diversified International Fund
                                    Dreyfus Emerging Asia Fund
                                    Dreyfus Global Real Estate Securities Fund
                                    Dreyfus Greater China Fund
                                    Dreyfus India Fund
                                    Dreyfus Satellite Alpha Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Diversified
International Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified International Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be sluggish as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Diversified International Fund’s Class A shares produced a total return of 14.76%, Class C shares returned 14.24% and Class I shares returned 14.94%.1 This compares with a 16.90% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index” or the “Index”), during the same period.2

Stocks throughout the world rallied over the reporting period as investors responded positively to improved economic data in the United States and overseas markets.The fund produced lower returns than its benchmark for two main reasons: (1) a low volatility tilt and (2) an overweight to emerging markets relative to the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation or its affiliates, referred to as underlying funds that invest primarily in stocks issued by foreign companies. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors.The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions. As of April 30, 2013, the fund’s assets were allocated as follows:

Underlying Funds	(%)
International Stock Fund	27
Dreyfus International Equity Fund	27
Dreyfus/Newton International Equity Fund	26
Dreyfus International Value Fund	11
Dreyfus Emerging Markets Fund	9

Many of the underlying funds tend to have relatively low measured volatility, which is reflected in a low measured volatility in the fund. This position may potentially cushion declines in weak markets, but during strong markets it may result in lesser gains, such as the period under review.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund had a significant investment in emerging markets.The outlook for emerging market stocks is a complex function of global growth, domestic growth, capital discipline, international flows and valuation. At current valuations, we believe emerging market stocks offer favorable prospects, assuming our expectation of faster global growth with continued easy monetary policy in late 2013 and 2014 prove correct.

Recovering Global Economy Fueled Market Gains

Sustained international stock market rallies began in the weeks prior to the reporting period when various global macroeconomic concerns failed to materialize. Instead, investors were encouraged by a new easing program from the European Central Bank that appeared to forestall a more severe banking crisis in the region, expectations that new government leadership in China might adopt policies more conducive to stronger regional growth, and actions by a new Japanese government that sought to address longstanding economic stagnation and deflationary pressures. In addition, investors responded positively to gradually improving U.S. employment and housing market trends, which were sparked in part by the Federal Reserve Board’s aggressively accommodative monetary policy, including historically low short-term interest rates and an open-ended quantitative easing program. Nonetheless, the global economy expanded at a relatively sluggish rate during the reporting period amid slackening demand from the emerging markets for energy and construction materials.

The MSCI EAFE Index lost some ground in November 2012 when investors worried about potential repercussions from automatic tax hikes and spending cuts in the United States scheduled for the start of 2013. However, last-minute legislation to address the tax increases enabled the rally to resume. Gradually improving global economic data and continued corporate earnings strength helped support further stock market advances over the first four months of 2013.

Low-Volatility Posture

The fund tended to have a low-volatility tilt during the period and generally maintained lighter exposure than its benchmark to European stock markets and to the financial sector. In addition, we favored underlying investments focusing on stocks that historically have exhibited lower-than-average volatility during market downturns.This strategy caused the fund to lag market averages over the reporting period. The strength of the international markets, despite continued economic softness, was noted.

4

Although the fund has performed well compared to its peers, it lagged the Index. Overweighted exposure to the emerging markets, and particularly Dreyfus Emerging Markets Fund, was a drag on relative performance due to the recent underperfor-mance of the emerging markets. Dreyfus International Stock Fund’s overweighted position in the energy sector also detracted from the fund’s relative results as commodity prices fell.

In this market environment, the fund received positive contributions to its relative performance from Dreyfus/Newton International Equity Fund, where a theme-based investment approach proved especially successful in Japan and Europe.

Global Growth and Easy Monetary Policy

Aggressively easy monetary policy has had some success in counterbalancing the drag from deleveraging of private sector debt in the developed world. Healing from the global financial crisis is well-advanced and we expect an acceleration of global economic activity in late 2013 and in 2014.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are higher in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is
an unmanaged index composed of a sample of companies representative of the market structure of European and
Pacific Basin countries.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified International Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.97	$6.06	$.27
Ending value (after expenses)	$1,147.60	$1,142.40	$1,149.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.86	$5.71	$.25
Ending value (after expenses)	$1,022.96	$1,019.14	$1,024.55

† Expenses are equal to the fund’s annualized expense ratio of .37% for Class A, 1.14% for Class C and .05%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—99.8%	Shares		Value ($)
Dreyfus Emerging Markets Fund, Cl. I	4,210,687	[a]	42,191,084
Dreyfus International Equity Fund, Cl. I	3,791,154	[a]	119,762,561
Dreyfus International Value Fund, Cl. I	4,160,963	[a]	48,017,517
Dreyfus/Newton International Equity Fund, Cl. I	6,054,097	[a]	119,386,798
International Stock Fund, Cl. I	7,861,484	[a]	122,324,695
Total Investments (cost $350,996,209)	99.8%		451,682,655
Cash and Receivables (Net)	.2%		1,023,192
Net Assets	100.0%		452,705,847
a Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
			Value (%)
Mutual Funds: Foreign			99.8
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in affliated issuers—See Statement of
Investments—Note 1(c)		350,996,209	451,682,655
Cash			1,099,211
Receivable for shares of Common Stock subscribed			36,325
Prepaid expenses			26,295
			452,844,486
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			6,345
Payable for shares of Common Stock redeemed			70,531
Accrued expenses			61,763
			138,639
Net Assets ($)			452,705,847
Composition of Net Assets ($):
Paid-in capital			381,516,047
Accumulated distributions in excess of investment income—net			(21,097)
Accumulated net realized gain (loss) on investments			(29,475,549)
Accumulated gross unrealized appreciation on investments			100,686,446
Net Assets ($)			452,705,847

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	8,326,872	139,956	444,239,019
Shares Outstanding	753,080	12,649	40,127,398
Net Asset Value Per Share ($)	11.06	11.06	11.07
See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends from affiliated issuers	8,970,605
Expenses:
Professional fees	43,562
Registration fees	19,528
Shareholder servicing costs—Note 3(c)	17,295
Directors’ fees and expenses—Note 3(d)	17,291
Prospectus and shareholders’ reports	6,333
Loan commitment fees—Note 2	2,061
Custodian fees—Note 3(c)	1,794
Interest expense—Note 2	853
Distribution fees—Note 3(b)	492
Miscellaneous	9,695
Total Expenses	118,904
Less—reduction in expenses due to undertaking—Note 3(a)	(1,499)
Less—reduction in fees due to earnings credits—Note 3(c)	(13)
Net Expenses	117,392
Investment Income—Net	8,853,213
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments in affiliated issuers	2,588,982
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	52,919,462
Net Realized and Unrealized Gain (Loss) on Investments	55,508,444
Net Increase in Net Assets Resulting from Operations	64,361,657

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	8,853,213	9,036,846
Net realized gain (loss) on investments	2,588,982	(26,269,067)
Net unrealized appreciation
(depreciation) on investments	52,919,462	43,344,469
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,361,657	26,112,248
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(130,063)	(194,199)
Class C Shares	(108)	(5,620)
Class I Shares	(8,676,444)	(9,324,691)
Total Dividends	(8,806,615)	(9,524,510)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	382,385	1,663,492
Class C Shares	25,800	227,447
Class I Shares	37,876,546	151,019,904
Dividends reinvested:
Class A Shares	129,623	189,297
Class C Shares	92	5,320
Class I Shares	963,573	1,239,699
Cost of shares redeemed:
Class A Shares	(1,911,775)	(3,939,062)
Class C Shares	(19,163)	(225,861)
Class I Shares	(111,537,511)	(180,962,996)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(74,090,430)	(30,782,760)
Total Increase (Decrease) in Net Assets	(18,535,388)	(14,195,022)
Net Assets ($):
Beginning of Period	471,241,235	485,436,257
End of Period	452,705,847	471,241,235
Undistributed (distributions in excess of)
investment income—net	(21,097)	(67,695)

10

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Capital Share Transactions:
Class A
Shares sold	36,819	180,699
Shares issued for dividends reinvested	12,671	21,808
Shares redeemed	(183,293)	(415,349)
Net Increase (Decrease) in Shares Outstanding	(133,803)	(212,842)
Class C
Shares sold	2,444	25,121
Shares issued for dividends reinvested	9	614
Shares redeemed	(1,825)	(25,351)
Net Increase (Decrease) in Shares Outstanding	628	384
Class I
Shares sold	3,634,644	16,045,955
Shares issued for dividends reinvested	94,191	142,658
Shares redeemed	(10,723,736)	(19,633,403)
Net Increase (Decrease) in Shares Outstanding	(6,994,901)	(3,444,790)

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2013			Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	9.78		9.38	10.16	9.45	7.59	12.50
Investment Operations:
Investment income (loss)—net[b]	.18		.16	.09	.09	.16	(.01)
Net realized and unrealized
gain (loss) on investments	1.25		.42	(.73)	.86	1.96	(4.90)
Total from
Investment Operations	1.43		.58	(.64)	.95	2.12	(4.91)
Distributions:
Dividends from
investment income—net	(.15)		(.18)	(.14)	(.12)	(.26)	—
Dividends from net realized
gain on investments	—		—	—	(.12)	—	—
Total Distributions	(.15)		(.18)	(.14)	(.24)	(.26)	—
Net asset value, end of period	11.06		9.78	9.38	10.16	9.45	7.59
Total Return (%)[c]	14.76	[d]	6.39	(6.47)	10.18	28.80	(39.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	.40	[f]	.41	.40	.40	1.89	14.57 [f]
Ratio of net expenses
to average net assets[e]	.37	[f]	.41	.24	.30	.37	1.45 [f]
Ratio of net investment income
(loss) to average net assets[e]	3.55	[f]	1.70	.90	.92	2.01	(.13)[f]
Portfolio Turnover Rate	4.11	[d]	30.63	16.15	20.78	36.68	25.65 [d]
Net Assets, end of period
($ x 1,000)	8,327		8,675	10,310	7,701	4,578	1,646

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Amounts do not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

12

Six Months Ended
	April 30, 2013			Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	9.69		9.35	10.10	9.38	7.54	12.50
Investment Operations:
Investment income (loss)—net[b]	.12		.17	.01	.08	.14	(.05)
Net realized and unrealized
gain (loss) on investments	1.26		.34	(.71)	.78	1.90	(4.91)
Total from
Investment Operations	1.38		.51	(.70)	.86	2.04	(4.96)
Distributions:
Dividends from
investment income—net	(.01)		(.17)	(.05)	(.02)	(.20)	—
Dividends from net realized
gain on investments	—		—	—	(.12)	—	—
Total Distributions	(.01)		(.17)	(.05)	(.14)	(.20)	—
Net asset value, end of period	11.06		9.69	9.35	10.10	9.38	7.54
Total Return (%)[c]	14.24	[d]	5.65	(7.01)	9.21	27.73	(39.68)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	1.60	[f]	1.47	1.48	1.63	3.33	15.79 [f]
Ratio of net expenses
to average net assets[e]	1.14	[f]	1.17	.70	1.07	1.12	1.06 [f]
Ratio of net investment income
(loss) to average net assets[e]	2.32	[f]	1.71	.13	.85	1.76	(.51)[f]
Portfolio Turnover Rate	4.11	[d]	30.63	16.15	20.78	36.68	25.65 [d]
Net Assets, end of period
($ x 1,000)	140		116	109	69	84	39

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Amounts do not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2013			Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	9.81		9.39	10.18	9.47	7.61	12.50
Investment Operations:
Investment income—net[b]	.20		.18	.11	.11	.01	.05
Net realized and unrealized
gain (loss) on investments	1.25		.44	(.74)	.86	2.12	(4.94)
Total from
Investment Operations	1.45		.62	(.63)	.97	2.13	(4.89)
Distributions:
Dividends from
investment income—net	(.19)		(.20)	(.16)	(.14)	(.27)	—
Dividends from net realized
gain on investments	—		—	—	(.12)	—	—
Total Distributions	(.19)		(.20)	(.16)	(.26)	(.27)	—
Net asset value, end of period	11.07		9.81	9.39	10.18	9.47	7.61
Total Return (%)	14.94	[c]	6.82	(6.33)	10.34	28.89	(39.12)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	.05	[e]	.06	.05	.05	.24	14.86	[e]
Ratio of net expenses
to average net assets[d]	.05	[e]	.06	.04	.04	.08	.06	[e]
Ratio of net investment income
to average net assets[d]	3.94	[e]	1.91	1.07	1.10	.16	.54	[e]
Portfolio Turnover Rate	4.11	[c]	30.63	16.15	20.78	36.68	25.65	[c]
Net Assets, end of period
($ x 1,000)	444,239		462,450	475,017	352,131	163,611	30

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Amounts do not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified International Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	451,682,655	—	—	451,682,655
† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2012	($)	Purchases ($)†	Sales ($)	Gain/(Loss) ($)
Dreyfus Emerging
Markets Fund, Cl. I	51,803,713		1,923,908	12,793,075	(1,025,141)
Dreyfus International
Equity Fund, Cl. I	121,197,281		5,423,043	22,576,015	926,498
Dreyfus International
Value Fund, Cl. I	51,310,718		2,572,784	12,228,675	309,220
Dreyfus/Newton
International
Equity Fund, Cl. I	119,982,886		4,255,249	23,516,683	1,182,029
International
Stock Fund, Cl. I	127,287,436		4,483,923	22,952,282	1,196,376
Total	471,582,034		18,658,907	94,066,730	2,588,982

†	Includes reinvested dividends/distributions.

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2013	($)	Assets (%) Distributions ($)
Dreyfus Emerging
Markets Fund, Cl. I	2,281,679	42,191,084		9.3	606,362
Dreyfus International
Equity Fund, Cl. I	14,791,754	119,762,561		26.5	3,097,500
Dreyfus International
Value Fund, Cl. I	6,053,470	48,017,517		10.6	1,313,364
Dreyfus/Newton
International
Equity Fund, Cl. I	17,483,317	119,386,798		26.4	1,833,288
International
Stock Fund, Cl. I	12,309,242	122,324,695		27.0	2,120,091
Total	52,919,462	451,682,655		99.8	8,970,605

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

18

net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $19,174,282 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $415,833 of the carryover expires in fiscal year 2018 and $943,756 expires in fiscal year 2019.The fund has $5,222,723 of post-enactment short-term capital losses and $12,591,970 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $9,524,510. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2013 was approximately $151,900 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager. The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value.

20

The Manager had contractually agreed, from November 1, 2012 through March 1, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20% of the value of the fund’s average daily net assets.The Manager has also contractually agreed, from March 2, 2013 through March 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.05% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,499 during the period ended April 30, 2013.

During the period ended April 30, 2013, the Distributor retained $197 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net asset. During the period ended April 30, 2013, Class C shares were charged $492, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $10,526 and $164, respectively, pursuant to the Shareholder Services Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $2,456 for transfer agency services and $75 for cash management services. Cash management fees were partially offset by earnings credits of $13.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $1,794 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $45 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $86, Shareholder Services Plan fees $1,688, custodian fees $1,288, Chief Compliance Officer fees $3,054 and transfer agency fees $906, which are offset against an expense reimbursement currently in effect in the amount of $677.

22

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $18,658,907 and $94,066,730, respectively.

At April 30, 2013, accumulated gross unrealized appreciation on investments was $100,686,446.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

24

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians and ranked in the fourth quartile of the Performance Group for the various periods, except for the one-year period when the fund’s performance was above the Performance Group median, and generally above the Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the index’s performance in four of the five years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board noted that, like the other funds in the Expense Group, the fund’s management fee is paid only at the underlying funds’ level.They further noted that the fund’s total expense ratio was above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.05% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus does not receive direct profits from the fund’s management fee, as the fund pays no direct management fee.As such, the Board did not consider an evaluation of profitability or economies of scale to be relevant.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed busi-

26

ness decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted the fund’s improved relative performance in the one- year period and agreed to continue to closely monitor performance.

  As described above, the Board did not consider profitability or economies of scale to be relevant since the fund does not pay a direct management fee.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
16	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Asia Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Asia Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Hugh Simon, Raymond Chan and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Emerging Asia Fund’s Class A shares produced a total return of 6.88%, Class C shares returned 6.53% and Class I shares returned 7.09%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Asia Index (the “Index”), produced a total return of 6.48% for the same period.2

Asian emerging markets produced mixed economic performance over the reporting period, with smaller countries in the region generally posting higher growth rates than larger nations. The fund produced modestly higher returns than its benchmark, primarily due to strong results in the consumer staples, healthcare, and energy sectors.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that are located or principally traded in Asian emerging market countries or other investments that are tied economically to Asian emerging markets.The fund may invest in the stocks of companies of any market capitalization.To determine where the fund will invest, we analyze several factors, including economic, demographic and political trends in Asian emerging market countries, the current financial condition and future prospects of individual companies and sectors in the Asian emerging markets, and the valuation of one market or company relative to that of another.

Smaller Asian Markets Drove Stocks Higher

Economic growth in emerging Asian markets proved more robust for smaller countries than most larger countries, as muted inflationary pressures enabled smaller countries’ central banks to adopt more accommodative monetary policies. The Philippines, Thailand, and Malaysia also benefited from government spending on infrastructure

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

development and outsourcing of non-core business activities from companies in developed nations.These trends prompted one major rating agency to upgrade its assessment of credit conditions in the Philippines during the reporting period.

In contrast, South Korea and Taiwan were hurt by rising competitive pressures when Japan devalued its currency to make its exports more attractive. Larger Asian markets also were adversely affected by persistent economic weakness in Europe. Although China struggled with an economic slowdown stemming from sluggish global growth, it recently has made progress in taming local inflationary pressures and making a transition from an export-driven economy to one fueled by domestic demand. India has suffered through a more severe downturn, but a recent reduction of short-term interest rates helped buoy investor sentiment in the subcontinent.

These developments exerted a mixed influence on individual stock markets, resulting in disparate results across the region.

Growing Markets Boosted Fund Results

In this environment, we established overweight positions in markets and industry groups, which we believed had potential for above-average growth rates.This strategy led to strong results from a number of holdings. InThailand, financial institution Krung Thai Bank executed an operational turnaround and strengthened its balance sheet. In China, pharmaceuticals developer China Medical System Holding participated in the robust growth of the health care sector as consumer demand accelerated. Indian beverages maker United Spirits benefited from more liberal government regulations regarding foreign business ownership, which enabled global spirits leader Diageo to acquire the company at a premium to its stock price at the time.

Success in these areas was partly offset by disappointing results elsewhere.The fund’s overweight exposure to India proved counterproductive, and our stock selection strategy in the country was relatively ineffective. Laggards over the reporting period included Indian gold-secured loan provider Manappuram Finance, which was hurt by falling commodity prices for precious metals, prompting us to trim the fund’s position in the company. Also in India, media conglomerate Hinduja Ventures gave back previous gains when investors took profits from winning investments in early 2013.We believe that Hinduja Ventures remains fundamentally sound, and we have maintained the fund’s position in the stock.

4

A Stable Economic Outlook

We currently are optimistic regarding the economic prospects for most emerging Asian markets. Inflationary pressures seem to us likely to remain muted, giving the region’s central banks the flexibility they need to ease monetary policy further.At the same time, corporate earnings have been strong, domestic demand has intensified from a growing middle class of consumers, and we expect fiscal policies to be stimulative. In our analysis, these factors are likely to support inflows of foreign capital to the region’s stock markets.

Therefore, as of the reporting period’s end we have maintained overweight exposure to China, the Philippines, Thailand, Malaysia, and India, and the fund holds underweighted positions in Korea and Taiwan. From an industry group perspective, we have identified a number of opportunities meeting our growth criteria in the consumer goods, health care, and financials sectors, but fewer in the information technology, materials, and telecommunications services sectors.

May 15, 2013

Please note, the position in any security highlighted with italicized tyepface was sold during the reporting period. Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
MSCI Emerging Markets Asia Index is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the emerging market countries of Asia. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Asia Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.80	$13.62	$8.52
Ending value (after expenses)	$1,068.80	$1,065.30	$1,070.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.54	$13.27	$8.30
Ending value (after expenses)	$1,015.32	$1,011.60	$1,016.56

† Expenses are equal to the fund’s annualized expense ratio of 1.91% for Class A, 2.66% for Class C and 1.66%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—94.8%	Shares		Value ($)
China—26.4%
AviChina Industry & Technology, Cl. H	1,392,000		672,667
Baoxin Auto Group	860,500	[a]	750,705
China Medical System Holdings	1,007,500		988,006
China ZhengTong Auto Services Holdings	800,000	[a]	495,867
Chongqing Changan Automobile, Cl. B	412,000		529,856
CITIC Securities, Cl. H	160,000		362,880
Dongyue Group	818,333		457,667
Kingsoft	556,000		639,818
Longfor Properties	388,000		647,987
SPT Energy Group	790,000		384,812
Tencent Holdings	12,000		411,642
Xinchen China Power Holdings	1,400,000	[b]	402,312
Xingda International Holdings	1,415,000		541,555
Youku Tudou, ADR	49,000	[a]	992,740
Zhuzhou CSR Times Electric, Cl. H	201,000		555,588
			8,834,102
Hong Kong—12.7%
AIA Group	250,000		1,109,837
China Resources Land	166,000		502,696
China State Construction International Holdings	692,000		1,007,661
China Taiping Insurance Holdings	372,600	[a]	634,752
Far East Horizon	675,000		459,269
Hengdeli Holdings	1,912,000		556,835
			4,271,050
India—15.5%
Glenmark Pharmaceuticals	68,000		614,808
Hinduja Ventures	148,126		1,013,718
Jain Irrigation Systems	900,000		1,056,613
Manappuram Finance	618,803		199,280
Reliance Capital	45,000		294,724
Tata Motors	205,000		1,141,531
Tulip Telecom	957,447	[a]	357,210
Yes Bank	56,631		527,312
			5,205,196

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Indonesia—1.9%
PT Indocement Tunggal Prakarsa	233,000		632,677
Malaysia—4.3%
Malayan Banking	160,000		505,900
Oldtown	358,300		300,301
Sapurakencana Petroleum	600,000	[a]	627,116
			1,433,317
Philippines—13.4%
East West Banking	481,900		417,974
Filinvest Land	14,000,000		693,878
LT Group	495,000	[a]	292,238
Megaworld	8,000,000		806,608
Metro Pacific Investments	3,066,000		453,643
RFM	260,000		35,943
Rizal Commercial Banking	745,270		1,339,893
Vista Land & Lifescapes	2,800,000		446,939
			4,487,116
Singapore—2.1%
Biosensors International Group	725,000	[a]	706,341
South Korea—5.0%
GSretail	14,040		376,720
Samsung Electronics	930		1,283,574
			1,660,294
Taiwan—4.5%
Asustek Computer	64,000		744,917
MediaTek	62,000		756,303
			1,501,220
Thailand—9.0%
Advanced Info Service	123,000		1,131,516
Amata, NVDR	620,000		485,860
Kasikornbank, NVDR	91,100		658,031
Krung Thai Bank, NVDR	240,000		202,794
Premier Marketing, NVDR	909,300		356,284
Pruksa Real Estate, NVDR	197,100		196,428
			3,030,913
Total Common Stocks
(cost $30,625,641)			31,762,226

8

	Number of
Participation Notes—4.0%	Participation Notes	Value ($)
India
Microsec Financial Services (5/5/14)	800,000 [a]	461,920
Prime Focus (2/28/14)	1,148,250 [a,b,c]	861,487
Total Participation Notes
(cost $3,787,916)		1,323,407

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
BTS Rail Mass Transit Growth Infrastructure Fund
(cost $437,130)	1,060,000 [a]	437,002
Total Investments (cost $34,850,687)	100.1%	33,522,635
Liabilities, Less Cash and Receivables	(.1%)	(27,979)
Net Assets	100.0%	33,494,656

ADR — American Depository Receipts
NVDR — Non-Voting Depository Receipts

a Non-income producing security.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $1,263,799 or 3.8% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At April 30, 2013, the value of this security amounted to $861,487 or 2.6% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	34.1	Consumer Staples	4.1
Consumer Discretionary	18.8	Energy	3.0
Information Technology	14.4	Materials	1.4
Industrial	11.7	Mutual Funds: Domestic	1.3
Health Care	6.9
Telecommunication Services	4.4		100.1

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	34,850,687	33,522,635
Cash denominated in foreign currencies	109,337	109,433
Receivable for investment securities sold		837,504
Dividends receivable		48,402
Receivable for shares of Common Stock subscribed		5,424
Prepaid expenses		22,189
		34,545,587
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		54,587
Cash overdraft due to Custodian		371,312
Payable for investment securities purchased		463,817
Payable for shares of Common Stock redeemed		101,096
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		1,957
Accrued expenses		58,162
		1,050,931
Net Assets ($)		33,494,656
Composition of Net Assets ($):
Paid-in capital		49,732,170
Accumulated Investment (loss)—net		(451,652)
Accumulated net realized gain (loss) on investments		(14,455,915)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(1,329,947)
Net Assets ($)		33,494,656

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	19,434,586	8,179,264	5,880,806
Shares Outstanding	2,195,649	964,475	660,052
Net Asset Value Per Share ($)	8.85	8.48	8.91

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $14,514 foreign taxes withheld at source):
Unaffiliated issuers	118,834
Affiliated issuers	73
Total Income	118,907
Expenses:
Management fee—Note 3(a)	227,783
Shareholder servicing costs—Note 3(c)	71,751
Professional fees	52,164
Custodian fees—Note 3(c)	41,428
Distribution fees—Note 3(b)	32,333
Registration fees	20,864
Prospectus and shareholders’ reports	12,073
Directors’ fees and expenses—Note 3(d)	3,677
Interest expense—Note 2	681
Loan commitment fees—Note 2	352
Miscellaneous	10,797
Total Expenses	473,903
Less—reduction in expenses due to undertaking—Note 3(a)	(103,293)
Less—reduction in fees due to earnings credits—Note 3(c)	(56)
Net Expenses	370,554
Investment (Loss)—Net	(251,647)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,469,926
Net realized gain (loss) on forward foreign currency exchange contracts	(39,622)
Net Realized Gain (Loss)	2,430,304
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(10,054)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,648)
Net Unrealized Appreciation (Depreciation)	(11,702)
Net Realized and Unrealized Gain (Loss) on Investments	2,418,602
Net Increase in Net Assets Resulting from Operations	2,166,955
See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment (loss)—net	(251,647)	(149,795)
Net realized gain (loss) on investments	2,430,304	(12,309,104)
Net unrealized appreciation
(depreciation) on investments	(11,702)	9,729,022
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,166,955	(2,729,877)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,527,708	6,651,031
Class C Shares	520,578	917,692
Class I Shares	3,451,670	7,671,096
Cost of shares redeemed:
Class A Shares	(5,304,074)	(16,835,029)
Class C Shares	(1,397,903)	(4,634,784)
Class I Shares	(4,979,843)	(16,666,744)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,181,864)	(22,896,738)
Total Increase (Decrease) in Net Assets	(3,014,909)	(25,626,615)
Net Assets ($):
Beginning of Period	36,509,565	62,136,180
End of Period	33,494,656	36,509,565
Accumulated investment (loss)—net	(451,652)	(200,005)
Capital Share Transactions (Shares):
Class A
Shares sold	280,927	840,371
Shares redeemed	(605,730)	(2,112,104)
Net Increase (Decrease) in Shares Outstanding	(324,803)	(1,271,733)
Class C
Shares sold	60,769	121,721
Shares redeemed	(166,828)	(599,289)
Net Increase (Decrease) in Shares Outstanding	(106,059)	(477,568)
Class I
Shares sold	371,276	940,521
Shares redeemed	(565,950)	(2,141,531)
Net Increase (Decrease) in Shares Outstanding	(194,674)	(1,201,010)
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	8.28		8.44	12.90	10.34	4.01	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)		(.02)	(.09)	(.02)	(.02)	.08
Net realized and unrealized
gain (loss) on investments	.62		(.14)	(4.38)	2.57	6.33	(8.57)
Total from Investment Operations	.57		(.16)	(4.47)	2.55	6.31	(8.49)
Proceeds from redemption fees	.00	[c]	.00 [c]	.01	.01	.02	—
Net asset value, end of period	8.85		8.28	8.44	12.90	10.34	4.01
Total Return (%)[d]	6.88	[e]	(1.90)	(34.63)	24.86	158.50	(68.00)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.44	[f]	2.30	1.99	2.05	2.80	3.31	[f]
Ratio of net expenses
to average net assets	1.91	[f]	1.92	1.99	1.95	2.00	2.00	[f]
Ratio of net investment income
(loss) to average net assets	(1.24)[f]		(.28)	(.77)	(.17)	(.29)	1.03	[f]
Portfolio Turnover Rate	90.20	[e]	187.30	131.78	75.72	100.74	217.53	[e]
Net Assets, end of period
($ x 1,000)	19,435		20,870	32,000	81,709	58,548	5,528

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	7.96		8.18	12.61	10.18	3.98	12.50
Investment Operations:
Investment income (loss)—net[b]	(.08)		(.08)	(.17)	(.09)	(.08)	.02
Net realized and unrealized
gain (loss) on investments	.60		(.14)	(4.27)	2.51	6.27	(8.54)
Total from Investment Operations	.52		(.22)	(4.44)	2.42	6.19	(8.52)
Proceeds from redemption fees	.00	[c]	.00 [c]	.01	.01	.01	—
Net asset value, end of period	8.48		7.96	8.18	12.61	10.18	3.98
Total Return (%)[d]	6.53	[e]	(2.69)	(35.13)	23.87	155.78	(68.16)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.26	[f]	3.12	2.75	2.77	3.71	4.08	[f]
Ratio of net expenses
to average net assets	2.66	[f]	2.66	2.75	2.70	2.75	2.75	[f]
Ratio of net investment income
(loss) to average net assets	(1.99)[f]		(1.00)	(1.51)	(.83)	(.98)	.31	[f]
Portfolio Turnover Rate	90.20	[e]	187.30	131.78	75.72	100.74	217.53	[e]
Net Assets, end of period
($ x 1,000)	8,179		8,525	12,663	32,166	15,090	2,233

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	8.32		8.50	12.96	10.34	4.00	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)		.01	(.05)	.01	(.03)	.02
Net realized and unrealized
gain (loss) on investments	.64		(.19)	(4.42)	2.60	6.35	(8.52)
Total from Investment Operations	.59		(.18)	(4.47)	2.61	6.32	(8.50)
Proceeds from redemption fees	.00	[c]	.00 [c]	.01	.01	.02	—
Net asset value, end of period	8.91		8.32	8.50	12.96	10.34	4.00
Total Return (%)	7.09	[d]	(2.12)	(34.41)	25.34	158.50	(68.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	[e]	2.28	1.72	1.74	2.05	2.86	[e]
Ratio of net expenses
to average net assets	1.66	[e]	1.67	1.72	1.69	1.75	1.75	[e]
Ratio of net investment income
(loss) to average net assets	(1.07)[e]		.14	(.43)	.13	(.31)	.29	[e]
Portfolio Turnover Rate	90.20	[d]	187.30	131.78	75.72	100.74	217.53	[d]
Net Assets, end of period
($ x 1,000)	5,881		7,115	17,473	38,356	17,558	100

a	From December 13, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Asia Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Ltd. (“Hamon”) serves as the fund’s sub-investment adviser. Hamon is an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (250 million shares authorized), and Class I (250 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their

18

net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	31,762,226	—	—	31,762,226
Mutual Funds	437,002	—	—	437,002
Participation Notes†	461,920	861,487		1,323,407
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,957)	—	(1,957)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

At October 31, 2012, $1,427,704 of participation notes were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign

20

currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value		Net
Company	10/31/2012($)	Purchases ($)	Sales ($)	4/30/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	8,758,000	8,758,000	—		—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in Asian emerging market countries. Because the fund’s investments are concentrated in Asian emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date

22

of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $16,717,590 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $938,643 of the carryover expires in fiscal year 2016 and $3,614,006 expires in fiscal year 2019. The fund has $5,968,264 of post-enactment short-term capital losses and $6,196,677 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2013, was approximately $120,400, with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2012 through March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.65% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $103,293 during the period ended April 30, 2013.

24

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2013, the Distributor retained $1,224 from commissions earned on sales of the fund’s Class A shares and $490 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $32,333 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $25,755 and $10,778, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $8,903 for transfer agency services and $328 for cash management services. Cash management fees were partially offset by earnings credits of $55.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $41,428 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $201 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $34,034, Distribution Plan fees $4,932, Shareholder Services Plan fees $5,615, custodian fees $18,866, Chief Compliance Officer fees $3,054 and transfer agency fees $4,359, which are offset against an expense reimbursement currently in effect in the amount of $16,273.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject

26

to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2013, redemption fees charged and retained by the fund amounted to $1,838.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2013, amounted to $32,838,653 and $38,423,198, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at April 30, 2013.

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Malaysian Ringgit,
Expiring
5/2/2013[a]	479,428	159,278	157,577	(1,701)
Philippine Peso,
Expiring
5/3/2013[a]	1,518,214	36,944	36,886	(58)
Sales:		Proceeds ($)
Hong Kong Dollar,
Expiring
5/2/2013[a]	5,700,000	734,347	734,522	(175)
Thai Baht,
Expiring
5/3/2013[a]	1,938,056	66,010	66,033	(23)
				(1,957)

Counterparty:
a Standard Chartered Bank

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Forward contracts	495,427

At April 30, 2013, accumulated net unrealized depreciation on investments was $1,328,052, consisting of $3,291,869 gross unrealized appreciation and $4,619,921 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

30

including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2014, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) exceed 1.65% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

32

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board noted the fund’s improved relative performance in the one- year period and agreed to continue to closely monitor performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

34

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real Estate
Securities Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Real Estate Securities Fund, covering the four-month period from January 1, 2013, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through April 30, 2013, as provided by Dean Frankel, Portfolio Manager, Urdang Securities Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

For the four-month period ended April 30, 2013, Dreyfus Global Real Estate Securities Fund’s Class A shares produced a total return of 11.91%, Class C shares returned 11.58% and Class I shares returned 12.08%.1 In comparison, the FTSE EPRA/NAREIT Developed Index, the fund’s benchmark, achieved a total return of 14.02% for the same period.2

Global real estate stocks generally strengthened over the first four months of 2013 in response to robust investor demand for dividend income. The fund produced lower returns than its benchmark, mainly due to a focus on large-cap U.S. real estate investment trusts (“REITs”) at a time when smaller companies fared better.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income by investing at least 80% of its assets in companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States, and to invest in at least 10 different countries.The fund also may invest in companies located in emerging markets and in companies of any market capitalization. Our proprietary approach quantifies investment opportunity both from a real estate and stock perspective.

Search for Yield Lifted REIT Prices

Real estate stocks throughout the world were buoyed by investors’ search for higher levels of income in a low interest rate environment. With sovereign bond yields hovering near historical lows in most developed markets, investors increasingly turned to dividend-paying REITs.The global search for income intensified during the reporting period, after a newly elected government in Japan launched an aggressively

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

accommodative monetary policy to address years of economic stagnation. Japan joined the United States and Europe in implementing quantitative easing programs that kept a lid on bond yields despite signs of a stronger global recovery.

As property-related stocks in Japan gained value during the first quarter of 2013, investors looked to other markets for opportunities, helping to support REITs in the United States, Canada, and Australia. In contrast, real estate developers in Singapore, Hong Kong and China achieved less impressive gains, due to newly enacted restrictive government policies designed to constrain rising property values. In Europe, the ongoing financial crisis led to slow economic growth even for many of the European Union’s more fiscally sound countries. Conditions were somewhat better in Scandinavia, Switzerland and the United Kingdom, which some investors have regarded as relatively safe havens.

The United States stood in the vanguard of the global economic recovery, propelling domestic equities toward record highs by the reporting period’s end. Small-cap REITs fared particularly well, while their larger counterparts lagged market averages. In Canada, declining commodity prices weighed on growth, but valuations of Canadian REITs remained attractive even as they offered some of the world’s highest yields.

Large-Cap U.S. REITs Undermined Performance

In this environment, we emphasized some of the leading U.S. REITs, but smaller, more speculative property-related stocks fared better. In light of weak economic fundamentals in Europe, the fund maintained a more defensive posture in the region, preventing it from participating fully in market gains. Moreover, one of the fund’s Nordic holdings encountered business issues that required it to write off some assets.A small emphasis on Hong Kong property developers detracted from relative performance. Finally, even the relatively low cash reserves maintained by the fund to manage asset flows undercut returns in a rising market.

The fund achieved better results in Japan, where favorable stock selections enabled the fund to benefit fully from a strongly rallying market. In Canada, an investment in Brookfield Office Properties gained significant value.We identified a number of opportunities among smaller U.K. REITs that added value. Finally, in Australia, commercial property owner Mirvac Group rallied from depressed levels.

A Cautiously Optimistic Outlook

We remain optimistic that easy monetary policies will continue to drive income-oriented investors to dividend-paying stocks, including REITs. Meanwhile, growth has appeared to gather momentum in Asian and U.S. property markets, and even some European REITs have posted higher growth rates and increased their dividends. However, a number of macroeconomic headwinds remain, and central banks eventually will move away from their current aggressively accommodative posture when unemployment falls and inflation reemerges.

Therefore, we have maintained modestly overweighted positions in markets we regard as attractively valued, including Asia and the United Kingdom. We have favored property developers over REITs in China and Hong Kong due to valuation disparities.The fund holds an underweighted position in the European Union, where economic fundamentals are weak.We have trimmed winning positions in Japan and in the United States, which serves as the primary source of the fund’s cash reserves.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total returns include reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2014, at which time it may be extended, terminated or modified.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The FTSE European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts
(NAREIT) Developed Global Real Estate Securities Index is an unmanaged index designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from January 1, 2013 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$4.88	$7.48	$3.66
Ending value (after expenses)	$1,119.10	$1,115.80	$1,120.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000††††	$7.00	$10.74	$5.26
Ending value (after expenses)	$1,017.85	$1,014.13	$1,019.59

†	The fund has changed its fiscal year end from December 31 to October 31.
††	Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C and
1.05% for Class I, multiplied by the average account value over the period, multiplied by 120/365 (to reflect the actual days in the period).
†††	Please note that due to the fund’s change of fiscal year end, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period November 1, 2012 to April 30, 2013.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C and
1.05% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—97.3%	Shares		Value ($)
Australia—7.5%
Charter Hall Retail REIT	436,310		1,940,462
Goodman Group	597,050		3,224,788
Mirvac Group	6,276,050		11,516,285
Westfield Group	1,626,660		19,646,059
Westfield Retail Trust	3,588,870		12,277,909
			48,605,503
Canada—4.7%
Allied Properties Real Estate Investment Trust	27,280	[a]	933,929
Allied Properties Real Estate Investment Trust	63,030		2,157,829
Boardwalk Real Estate Investment Trust	59,350		3,880,475
Brookfield Office Properties	413,690		7,617,201
Calloway Real Estate Investment Trust	179,700		5,388,592
Canadian Apartment Properties REIT	149,230		3,857,213
Chartwell Retirement Residences	6,040	[a]	68,407
Chartwell Retirement Residences	223,800		2,534,674
Dundee Real Estate Investment Trust	106,410		3,909,111
			30,347,431
France—3.1%
ICADE	14,020		1,292,455
Klepierre	13,490		572,054
Unibail-Rodamco	69,610		18,197,075
			20,061,584
Germany—2.1%
Alstria Office REIT	469,150		5,684,195
Deutsche Wohnen	140,370		2,475,280
LEG Immobilien	42,970	[b]	2,365,435
TAG Immobilien	240,000		2,907,827
			13,432,737
Hong Kong—9.6%
China Overseas Land & Investment	1,014,000		3,096,822
Country Garden Holdings	3,388,000	[b]	1,920,994
Hang Lung Properties	788,000		3,066,642

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
Henderson Land Development	259,000		1,875,711
Hongkong Land Holdings	926,511		6,726,470
Kerry Properties	403,000		1,822,813
Link REIT	1,382,000		7,827,027
Longfor Properties	2,228,000		3,720,918
New World Development	3,958,000		6,905,964
Sun Hung Kai Properties	1,065,000		15,398,285
Wharf Holdings	1,098,000		9,798,329
			62,159,975
Japan—14.1%
GLP J-REIT	3,569		3,675,720
Industrial & Infrastructure Fund Investment	226		2,399,446
Japan Real Estate Investment	422		5,653,506
Japan Retail Fund Investment	2,436		5,772,334
Mitsubishi Estate	706,000		22,921,373
Mitsui Fudosan	704,000		23,903,575
Nippon Building Fund	891		12,814,094
Nippon Prologis REIT	195	[b]	1,802,277
Sumitomo Realty & Development	264,000		12,457,301
			91,399,626
Norway—.4%
Norwegian Property	2,000,530		2,806,605
Singapore—4.2%
Ascendas Real Estate Investment Trust	1,346,000		3,005,196
CapitaCommercial Trust	1,857,000		2,578,120
CapitaLand	1,681,000		5,104,279
CapitaMalls Asia	1,743,000		2,971,746
CDL Hospitality Trusts	1,394,000		2,263,538
City Developments	220,000		2,011,204
Global Logistic Properties	3,316,000		7,430,511
Mapletree Greater China Commercial Trust	1,910,000		1,729,033
			27,093,627

Common Stocks (continued)	Shares		Value ($)
Sweden—1.0%
Wihlborgs Fastigheter	385,920		6,371,412
Switzerland—1.1%
Mobimo Holding	3,484	[b]	783,132
PSP Swiss Property	66,470	[b]	6,237,371
			7,020,503
United Kingdom—5.1%
British Land	771,270		7,122,420
Capital & Counties Properties	1,756,050		8,401,501
Land Securities Group	592,310		8,036,764
Londonmetric Property	2,204,340		3,920,607
Safestore Holdings	657,090		1,398,346
Unite Group	774,790		4,185,842
			33,065,480
United States—44.4%
American Campus Communities	14,450		645,048
AvalonBay Communities	74,240		9,876,890
Aviv REIT	88,651		2,277,444
BioMed Realty Trust	10,630		239,281
Boston Properties	98,680		10,798,552
Brandywine Realty Trust	59,830		893,262
BRE Properties	84,840		4,282,723
Camden Property Trust	124,910		9,035,989
Campus Crest Communities	274,470		3,749,260
Cousins Properties	64,590		705,323
CubeSmart	200,610		3,524,718
CyrusOne	83,580		2,005,084
DDR	316,360		5,802,042
Digital Realty Trust	80,870		5,702,952
Duke Realty	536,710		9,467,564
Equity Residential	111,440		6,470,206
Essex Property Trust	48,190		7,568,240
Excel Trust	113,450		1,727,844

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
First Industrial Realty Trust	152,580		2,737,285
General Growth Properties	437,640		9,943,181
HCP	155,780		8,303,074
Health Care REIT	136,750		10,252,148
Highwoods Properties	118,620		4,866,979
Hospitality Properties Trust	59,900		1,761,659
Host Hotels & Resorts	388,460		7,097,164
Hudson Pacific Properties	33,550		765,276
Kilroy Realty	66,260		3,749,653
Kimco Realty	443,400		10,544,052
LaSalle Hotel Properties	175,040		4,538,787
Liberty Property Trust	74,980		3,223,390
Macerich	135,150		9,467,258
National Retail Properties	118,520		4,702,874
Pebblebrook Hotel Trust	29,150		791,714
Post Properties	59,070		2,919,830
Prologis	466,670		19,576,807
Public Storage	42,070		6,941,550
RLJ Lodging Trust	110,380		2,543,155
Simon Property Group	201,660		35,909,596
SL Green Realty	71,020		6,441,514
Sovran Self Storage	62,700		4,301,220
Spirit Realty Capital	154,990		3,336,935
Sunstone Hotel Investors	249,420	[b]	3,095,302
Tanger Factory Outlet Centers	199,360		7,400,243
UDR	302,600		7,437,908
Ventas	155,620		12,392,021
Vornado Realty Trust	83,250		7,289,370
			287,102,367
Total Common Stocks
(cost $529,681,422)			629,466,850

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,047,000)	7,047,000 [c]	7,047,000

Total Investments (cost $536,728,422)	98.4%	636,513,850
Cash and Receivables (Net)	1.6%	10,506,954
Net Assets	100.0%	647,020,804

REIT—Real Estate Investment Trust

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $1,002,336 or .2% of net assets.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified	22.1	Hotel	3.7
Office	11.6	Self Storage	2.5
Retail	10.2	Office & Industrial	2.4
Multifamily	9.6	Freestanding	1.3
Regional Malls	9.0	Specialty	1.2
Real Estate Services	6.4	Money Market Investment	1.1
Industrial	6.3	Residential	.7
Health Care	5.5
Shopping Centers	4.8		98.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		529,681,422	629,466,850
Affiliated issuers		7,047,000	7,047,000
Cash			1,949,243
Cash denominated in foreign currencies		3,480,874	3,495,860
Receivable for investment securities sold			6,174,189
Dividends receivable			1,095,879
Receivable for shares of Common Stock subscribed			1,484,077
Prepaid expenses			29,261
			650,742,359
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			539,894
Payable for investment securities purchased			2,850,202
Payable for shares of Common Stock redeemed			261,539
Accrued expenses			69,920
			3,721,555
Net Assets ($)			647,020,804
Composition of Net Assets ($):
Paid-in capital			563,981,012
Accumulated distributions in excess of investment income—net			(15,119,014)
Accumulated net realized gain (loss) on investments			(1,639,140)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			99,797,946
Net Assets ($)			647,020,804

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	12,554,371	1,695,720	632,770,713
Shares Outstanding	1,366,135	187,133	69,669,341
Net Asset Value Per Share ($)	9.19	9.06	9.08

See notes to financial statements.

STATEMENT OF OPERATIONS

	Four Months Ended
	April 30, 2013	Year Ended
	(Unaudited)[a]	December 31, 2012
Investment Income ($):
Income:
Cash dividends (net of $260,791 and $466,867,
respectively, foreign taxes withheld at source):
Unaffiliated issuers	4,676,360	10,550,564
Affiliated issuers	3,909	8,607
Interest	627	2,208
Total Income	4,680,896	10,561,379
Expenses:
Management fee—Note 3(a)	1,722,702	3,383,266
Custodian fees—Note 3(c)	58,566	136,258
Shareholder servicing costs—Note 3(c)	43,693	53,865
Professional fees	31,218	86,812
Registration fees	29,829	66,796
Directors’ fees and expenses—Note 3(d)	15,566	59,602
Prospectus and shareholders’ reports	9,414	21,800
Distribution fees—Note 3(b)	3,454	5,896
Loan commitment fees—Note 2	1,428	3,211
Interest expense—Note 2	—	407
Miscellaneous	9,839	28,871
Total Expenses	1,925,709	3,846,784
Less—reduction in expenses
due to undertaking—Note 3(a)	(7,299)	(5,909)
Less—reduction in fees
due to earnings credits—Note 3(c)	(143)	(85)
Net Expenses	1,918,267	3,840,790
Investment Income—Net	2,762,629	6,720,589
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	13,895,544	14,001,809
Net realized gain (loss) on forward
foreign currency exchange contracts	(116,909)	11,983
Net Realized Gain (Loss)	13,778,635	14,013,792
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	49,570,619	60,066,333
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,020)	1,020
Net Unrealized Appreciation (Depreciation)	49,569,599	60,067,353
Net Realized and Unrealized
Gain (Loss) on Investments	63,348,234	74,081,145
Net Increase in Net Assets
Resulting from Operations	66,110,863	80,801,734

a The fund has changed its fiscal year end from December 31 to October 31.
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

Four Months Ended
	April 30, 2013	Year Ended	Year Ended
	(Unaudited)[a]	December 31, 2012	December 31, 2011
Operations ($):
Investment income—net	2,762,629	6,720,589	3,700,692
Net realized gain (loss) on investments	13,778,635	14,013,792	9,109,210
Net unrealized appreciation
(depreciation) on investments	49,569,599	60,067,353	(26,677,193)
Net Increase (Decrease) in Net Assets
Resulting from Operations	66,110,863	80,801,734	(13,867,291)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(25,635)	(446,322)	(41,829)
Class C Shares	—	(49,721)	(5,238)
Class I Shares	(2,022,420)	(24,162,459)	(6,128,543)
Total Dividends	(2,048,055)	(24,658,502)	(6,175,610)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,432,317	7,284,056	1,038,288
Class C Shares	512,178	825,015	370,801
Class I Shares	125,446,482	208,668,448	157,797,881
Dividends reinvested:
Class A Shares	24,809	437,212	38,234
Class C Shares	—	23,805	5,084
Class I Shares	614,725	7,320,117	1,720,687
Cost of shares redeemed:
Class A Shares	(1,650,287)	(787,528)	(580,624)
Class C Shares	(112,806)	(218,376)	(140,411)
Class I Shares	(17,504,105)	(44,386,786)	(43,892,760)
Increase (Decrease) in
Net Assets from Capital
Stock Transactions	110,763,313	179,165,963	116,357,180
Total Increase (Decrease)
in Net Assets	174,826,121	235,309,195	96,314,279
Net Assets ($):
Beginning of Period	472,194,683	236,885,488	140,571,209
End of Period	647,020,804	472,194,683	236,885,488
Distributions in excess of
investment income—net	(15,119,014)	(15,833,588)	(2,633,434)

Four Months Ended
	April 30, 2013	Year Ended	Year Ended
	(Unaudited)[a]	December 31, 2012	December 31, 2011
Capital Share Transactions:
Class A
Shares sold	403,028	896,907	140,304
Shares issued for dividends reinvested	2,888	53,580	5,466
Shares redeemed	(191,944)	(100,371)	(80,702)
Net Increase (Decrease)
in Shares Outstanding	213,972	850,116	65,068
Class C
Shares sold	60,811	105,724	49,908
Shares issued for dividends reinvested	—	2,957	738
Shares redeemed	(13,460)	(27,305)	(19,215)
Net Increase (Decrease)
in Shares Outstanding	47,351	81,376	31,431
Class I
Shares sold	14,908,151	26,817,101	21,673,063
Shares issued for dividends reinvested	72,406	907,078	248,289
Shares redeemed	(2,070,023)	(5,681,746)	(6,128,211)
Net Increase (Decrease)
in Shares Outstanding	12,910,534	22,042,433	15,793,141

a The fund has changed its fiscal year end from December 31 to October 31.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund (“Hamilton Global Real Estate Securities Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Global Real Estate Securities Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

Four Months Ended
April 30, 2013				Year Ended December 31,
Class A Shares†	(Unaudited)[a]		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.23		6.84	7.41	6.56	5.02	9.04
Investment Operations:
Investment income—net[b]	.03		.09	.10	.05	.08	.16
Net realized and unrealized
gain (loss) on investments	.95		1.72	(.52)	1.07	1.74	(4.08)
Total from Investment Operations	.98		1.81	(.42)	1.12	1.82	(3.92)
Distributions:
Dividends from
investment income—net	(.02)		(.42)	(.15)	(.27)	(.28)	(.10)
Net asset value, end of period	9.19		8.23	6.84	7.41	6.56	5.02
Total Return (%)[c]	11.91	[d]	26.50	(5.74)	17.15	36.38	(43.60)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	[e]	1.55	1.57	1.67	4.36	1.62
Ratio of net expenses
to average net assets	1.40	[e]	1.43	1.55	1.60	1.60	1.41
Ratio of net investment income
to average net assets	1.19	[e]	1.13	1.36	.74	1.44	1.83
Portfolio Turnover Rate	18.52	[d]	46.17	80.41	86.02	97.43	79
Net Assets, end of period
($ x 1,000)	12,554		9,478	2,066	1,756	162	12

† Represents information for Class A shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

Four Months Ended
April 30, 2013				Year Ended December 31,
Class C Shares	(Unaudited)[a]		2012	2011	2010		2009	2008	[b]
Per Share Data ($):
Net asset value,
beginning of period	8.11		6.76	7.32	6.50		5.02	7.78
Investment Operations:
Investment income—net[c]	.01		.06	.05	.00	[d]	.04	.01
Net realized and unrealized
gain (loss) on investments	.94		1.66	(.51)	1.07		1.75	(2.74)
Total from Investment Operations	.95		1.72	(.46)	1.07		1.79	(2.73)
Distributions:
Dividends from
investment income—net	—		(.37)	(.10)	(.25)		(.31)	(.03)
Net asset value, end of period	9.06		8.11	6.76	7.32		6.50	5.02
Total Return (%)[e]	11.58	[f]	25.61	(6.36)	16.48		35.35	(34.92)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	[g]	2.29	2.50	2.45		2.91	2.46	[g]
Ratio of net expenses
to average net assets	2.15	[g]	2.19	2.29	2.35		2.35	2.35	[g]
Ratio of net investment income
to average net assets	.44	[g]	.72	.63	.02		.71	.67	[g]
Portfolio Turnover Rate	18.52	[f]	46.17	80.41	86.02		97.43	79
Net Assets, end of period
($ x 1,000)	1,696		1,134	395	198		38	6

a	The fund has changed its fiscal year end from December 31 to October 31.
b	From September 13, 2008 (commencement of initial offering) to December 31, 2008.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Exclusive of sales charge.
f	Not annualized.
g	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Four Months Ended
April 30, 2013				Year Ended December 31,
Class I Shares†	(Unaudited)[a]		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.13		6.75	7.33	6.49	5.02	9.04
Investment Operations:
Investment income—net[b]	.04		.15	.13	.10	.14	.16
Net realized and unrealized
gain (loss) on investments	.94		1.66	(.52)	1.05	1.70	(4.06)
Total from Investment Operations	.98		1.81	(.39)	1.15	1.84	(3.90)
Distributions:
Dividends from
investment income—net	(.03)		(.43)	(.19)	(.31)	(.37)	(.12)
Net asset value, end of period	9.08		8.13	6.75	7.33	6.49	5.02
Total Return (%)	12.08	[c]	26.92	(5.41)	17.91	36.94	(43.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	[d]	1.07	1.11	1.17	1.33	1.24
Ratio of net expenses
to average net assets	1.05	[d]	1.07	1.11	1.17	1.18	1.19
Ratio of net investment income
to average net assets	1.53	[d]	1.90	1.81	1.51	2.55	2.24
Portfolio Turnover Rate	18.52	[c]	46.17	80.41	86.02	97.43	79
Net Assets, end of period
($ x 1,000)	632,771		461,583	234,424	138,618	84,854	48,255

† Represents information for Institutional shares of the fund’s predecessor, Hamilton Global Real Estate Securities
Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Urdang Securities Management, Inc. (“Urdang”) serves as the fund’s sub-investment advisor. Urdang is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

The Company’s Board of Directors (the “Board”) approved a change in the fund’s fiscal year end from December 31 to October 31.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	287,102,367	—	—	287,102,367
Equity Securities—
Foreign
Common Stocks†	342,364,483	—	—	342,364,483
Mutual Funds	7,047,000	—	—	7,047,000

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, $261,251,002 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,274,000	87,769,000	83,996,000	7,047,000	1.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $11,270,147 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012 . If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $24,658,502. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from January 1, 2013 through April 30, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.15% of the value of the fund’s aver-

age daily net assets. Thereafter, Dreyfus has contractually agreed from May 1, 2013 through July 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (exclusive of certain expenses as described above) exceed 1.05% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $7,299 during the period ended April 30, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Urdang, Dreyfus pays Urdang a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2013, the Distributor retained $3,646 from commissions earned on sales of the fund’s Class A shares and $12 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $3,454 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $9,131 and $1,152, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $11,008 for transfer agency services and $828 for cash management services. Cash management fees were partially offset by earnings credits of $142.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $58,566 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $267 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $484,112, Distribution Plan fees $987, Shareholder Services Plan fees $2,808, custodian fees $44,347, Chief Compliance Officer fees $3,054 and transfer agency fees $5,847, which are offset against an expense reimbursement currently in effect in the amount of $1,261.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2013, amounted to $198,206,718 and $98,865,927, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is typically limited to the unrealized gain on each open contract. At April 30, 2013, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Forward contracts	1,271,365

At April 30, 2013, accumulated net unrealized appreciation on investments was $99,785,428, consisting of $102,589,133 gross unrealized appreciation and $2,803,705 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On June 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a)

investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Urdang Securities Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group medians for the various periods, except for the five-year period when the fund’s performance was above the Performance Group median, and above and below the Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.05% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Greater China Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Greater China Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Hugh Simon, Raymond Chan and William Liu, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Greater China Fund’s Class A shares produced a total return of 9.97%, Class C shares returned 9.50% and Class I shares returned 10.07%.1 In comparison, the fund’s benchmark, the Hang Seng Index, produced a total return of 5.48% (USD terms) for the same period.2

China’s economy appeared to hit bottom and began to recover near the start of the reporting period, driving its stock market modestly higher.The fund produced higher returns than its benchmark, mainly due to overweight exposure to the consumer discretionary and health care sectors, and an underweight position in the energy sector.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.To determine where the fund will invest, we analyze several factors, including economic and political trends in Greater China, the current financial condition and future prospects of individual companies and sectors in the region, and the valuation of one market or company relative to that of another.

Chinese Economy Began to Rebound

The Chinese economy seems to have successfully navigated a critical crossroad in the emerging market’s development as a major engine of global growth. By the start of the reporting period, inflationary pressures had moderated, enabling the nation’s central bank, the People’s Bank of China, to adopt more accommodative monetary policies designed to stimulate growth.As a result, China’s economy began to recover from earlier weakness during the fourth quarter of 2012. It exhibited signs of greater

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

stability over the opening months of 2013, with inflation remaining in a manageable range of 2% to 3% annualized growth.The easing of monetary policies also helped promote greater liquidity in Chinese equity markets as overseas investors began to commit more capital to investments in the region.

In addition, investors looked forward to the inauguration of new government leadership in March 2013. The new administration is widely expected to adopt reforms to social, health care, and property-related policies in order to achieve more sustainable economic growth. More specifically, the new government is expected to set a target of 7.0-7.5% annualized real GDP growth over the next five years as China continues to make the transition from an export-driven economy to one that relies more heavily on domestic service sector activity fueled by an expanding middle class of consumers.

Although these developments helped drive stock prices higher during the final two months of 2012, profit-taking activity caused most Chinese stocks to falter in the first quarter of 2013. The market’s advance resumed in April, enabling the Hang Seng Index to end the reporting period in solidly positive territory.

Emphasis on Growth Sectors Boosted Fund Results

In this environment, we focused on industry groups that we expect would achieve above-average growth rates, including the health care, housing, internet, aviation, and railroad engineering industries. In the financials sector, we favored securities brokers, leasing companies, and investment banks over commercial banks.

This strategy led to strong results from a number of holdings. Pharmaceuticals developer China Medical System Holdings participated in the robust growth of the health care sector as consumer demand accelerated. Automaker Chongqing Changan Automobile, Cl. B benefited from the increasing popularity of sport utility vehicles among the nation’s growing ranks of drivers. Internet portal provider Qihoo 360 Technology,ADR saw advertising revenues increase for its popular mobile offerings.

Disappointments during the reporting period were concentrated among a handful of individual holdings. Solar energy specialist GCL-Poly Energy Holdings was hurt when expectations for higher demand stemming from new government policies failed to materialize, prompting us to exit the fund’s position. China Taiping Insurance changed its management team and business strategy, which have not yet

4

produced the desired results, weighing on the stock price. However, we believe that these changes are likely to enhance the company’s future financial results, and we have maintained the fund’s investment in the company.

A Stable Economic Outlook

We expect economic growth in China to continue as new reforms continue to shift the nation’s focus to domestic sources of growth. Inflationary pressures seem likely to remain muted, giving policymakers at the People’s Bank of China the flexibility they need to ease monetary policies further.At the same time, we expect fiscal policy to be stimulative through investments in infrastructure projects, such as airports, railroads, and urban mass transit, but we also expect to see other policies that stimulate the service sector, driving job creation. In our analysis, continued progress in these areas should attract foreign investment to Chinese equity markets, potentially supporting stock prices in the foreseeable future.

May 15, 2013

Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investments in emerging markets. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until September 30, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: BLOOMBERG L.P. – Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Hang Seng Index is a free-float capitalization-weighted index of 36 companies that represents approximately 66% of the total market cap of the Stock Exchange of Hong Kong. Index components are capped at
25% and divided into four sub-indexes. Return quoted is in U.S. dollars. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Greater China Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.64	$12.67	$7.29
Ending value (after expenses)	$1,099.70	$1,095.00	$1,100.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.30	$12.18	$7.00
Ending value (after expenses)	$1,016.56	$1,012.69	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.66% for Class A, 2.44% for Class C and 1.40%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—92.4%	Shares		Value ($)
Automobiles & Components—9.1%
Brilliance China Automotive Holdings	5,570,000	[a]	6,818,811
Chongqing Changan Automobile, Cl. B	12,343,500		15,874,452
Xinchen China Power Holdings	13,900,000	[b]	3,994,381
Xingda International Holdings	17,212,000		6,587,455
			33,275,099
Capital Goods—17.5%
AviChina Industry & Technology, Cl. H	29,400,000		14,207,200
China State Construction International Holdings	12,770,000		18,595,130
CSR, Cl. H	12,442,000		8,192,963
L.K. Technology Holdings	46,017,500		8,598,465
Zhuzhou CSR Times Electric, Cl. H	5,178,000		14,312,623
			63,906,381
Consumer Durables & Apparel—2.1%
Sunny Optical Technology Group	5,911,000		7,845,634
Diversified Financials—6.1%
China Everbright	1,226,000		1,949,555
CITIC Securities, Cl. H	2,851,500		6,467,195
Far East Horizon	17,922,000		12,194,115
Haitong Securities, Cl. H	1,048,000	[a]	1,526,053
			22,136,918
Energy—2.9%
SPT Energy Group	21,508,000		10,476,632
Health Care Equipment & Services—1.1%
Biosensors International Group	4,000,000	[a]	3,897,053
Insurance—8.0%
AIA Group	4,000,000		17,757,389
China Life Insurance, Cl. H	3,000		8,196
China Taiping Insurance Holdings	6,725,000	[a]	11,456,544
			29,222,129
Materials—3.7%
CPMC Holdings	5,586,000		4,390,972
Dongyue Group	16,019,000		8,958,907
			13,349,879
Pharmaceuticals, Biotech & Life Sciences—5.1%
China Medical System Holdings	18,909,000		18,543,132

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—7.9%
China Merchants Property Development, Cl. B	1,120,000		3,463,851
China Resources Land	3,584,000		10,853,398
China Vanke, Cl. B	3,199,400		6,481,133
Longfor Properties	4,732,000		7,902,775
			28,701,157
Retailing—7.5%
Baoxin Auto Group	11,179,500	[a]	9,753,061
China ZhengTong Auto Services Holdings	11,535,000	[a]	7,149,778
Hengdeli Holdings	35,500,000		10,338,718
			27,241,557
Semiconductors & Semiconductor
Equipment—1.1%
GCL-Poly Energy Holdings	20,111,000		4,068,771
Software & Services—16.2%
Kingsoft	11,869,000		13,658,263
Qihoo 360 Technology, ADR	389,754	[a]	13,368,562
Tencent Holdings	542,000		18,592,476
Youku Tudou, ADR	660,000	[a]	13,371,600
			58,990,901
Transportation—1.5%
Guangshen Railway, Cl. H	11,276,000		5,681,483
Utilities—2.6%
Guangdong Investment	9,992,000		9,669,906
Total Common Stocks
(cost $294,914,749)			337,006,632
	Number of
Participation Notes—5.8%	Participation Notes		Value ($)
Diversified Financials—2.9%
CITIC Securities, Cl. A (12/16/13)	5,379,552	[a,b]	10,837,645
Food, Beverage & Tobacco—1.7%
Kweichow Moutai, Cl. A (8/20/13)	219,500	[a,b]	6,194,773
Real Estate—1.2%
China Vanke, Cl. A (1/22/15)	2,400,000	[a,b]	4,293,840
Total Participation Notes
(cost $22,637,971)			21,326,258

8

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,636,000)	3,636,000 [c]	3,636,000

Total Investments (cost $321,188,720)	99.2%	361,968,890
Cash and Receivables (Net)	.8%	2,882,467
Net Assets	100.0%	364,851,357

ADR—American Depository Receipts

a Non-income producing security.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $25,320,639 or 6.9% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	17.5	Energy	2.9
Software & Services	16.2	Utilities	2.6
Automobiles & Components	9.1	Consumer Durables & Apparel	2.1
Real Estate	9.1	Food, Beverage & Tobacco	1.7
Diversified Financials	9.0	Transportation	1.5
Insurance	8.0	Health Care Equipment & Services	1.1
Retailing	7.5	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	1.1
Biotech & Life Sciences	5.1	Money Market Investment	1.0
Materials	3.7		99.2

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		317,552,720	358,332,890
Affiliated issuers		3,636,000	3,636,000
Cash denominated in foreign currencies		320,397	319,124
Receivable for investment securities sold			3,589,555
Receivable for shares of Common Stock subscribed			566,332
Dividends receivable			146,244
Prepaid expenses			48,441
			366,638,586
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			568,919
Cash overdraft due to Custodian			30,988
Payable for shares of Common Stock redeemed			639,892
Payable for investment securities purchased			393,322
Interest payable—Note 2			1,045
Accrued expenses			153,063
			1,787,229
Net Assets ($)			364,851,357
Composition of Net Assets ($):
Paid-in capital			387,062,135
Accumulated investment (loss)—net			(3,724,376)
Accumulated net realized gain (loss) on investments			(59,265,752)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			40,779,350
Net Assets ($)			364,851,357

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	202,182,608	101,952,613	60,716,136
Shares Outstanding	5,655,662	3,214,693	1,638,546
Net Asset Value Per Share ($)	35.75	31.71	37.05

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	315,810
Affiliated issuers	2,232
Total Income	318,042
Expenses:
Management fee—Note 3(a)	2,400,503
Shareholder servicing costs—Note 3(c)	718,058
Distribution fees—Note 3(b)	403,312
Custodian fees—Note 3(c)	128,064
Prospectus and shareholders’ reports	50,727
Professional fees	43,597
Registration fees	24,688
Directors’ fees and expenses—Note 3(d)	19,098
Interest expense—Note 2	1,942
Loan commitment fees—Note 2	1,430
Miscellaneous	21,904
Total Expenses	3,813,323
Less—reduction in expenses due to undertaking—Note 3(a)	(288,089)
Less—reduction in fees due to earnings credits—Note 3(c)	(689)
Net Expenses	3,524,545
Investment (Loss)—Net	(3,206,503)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	26,209,773
Net realized gain (loss) on forward foreign currency exchange contracts	(61,281)
Net Realized Gain (Loss)	26,148,492
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	12,251,513
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	302
Net Unrealized Appreciation (Depreciation)	12,251,815
Net Realized and Unrealized Gain (Loss) on Investments	38,400,307
Net Increase in Net Assets Resulting from Operations	35,193,804

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Operations ($):
Investment (loss)—net	(3,206,503)	(2,123,024)
Net realized gain (loss) on investments	26,148,492	(80,765,548)
Net unrealized appreciation
(depreciation) on investments	12,251,815	66,358,939
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,193,804	(16,529,633)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(14,953,486)
Class B Shares	—	(204,333)
Class C Shares	—	(8,394,746)
Class I Shares	—	(4,147,846)
Total Dividends	—	(27,700,411)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	19,835,032	37,990,641
Class B Shares	—	31,633
Class C Shares	4,810,403	7,848,943
Class I Shares	12,146,873	24,347,409
Dividends reinvested:
Class A Shares	—	13,088,516
Class B Shares	—	166,227
Class C Shares	—	5,521,449
Class I Shares	—	2,537,328
Cost of shares redeemed:
Class A Shares	(45,576,967)	(122,160,289)
Class B Shares	—	(4,074,040)
Class C Shares	(19,056,061)	(46,635,460)
Class I Shares	(14,822,683)	(49,011,034)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(42,663,403)	(130,348,677)
Total Increase (Decrease) in Net Assets	(7,469,599)	(174,578,721)
Net Assets ($):
Beginning of Period	372,320,956	546,899,677
End of Period	364,851,357	372,320,956
Accumulated investment (loss)—net	(3,724,376)	(517,873)

12

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	554,145	1,178,701
Shares issued for dividends reinvested	—	439,507
Shares redeemed	(1,294,901)	(3,883,864)
Net Increase (Decrease) in Shares Outstanding	(740,756)	(2,265,656)
Class Bb
Shares sold	—	1,183
Shares issued for dividends reinvested	—	6,233
Shares redeemed	—	(135,407)
Net Increase (Decrease) in Shares Outstanding	—	(127,991)
Class C
Shares sold	149,413	280,952
Shares issued for dividends reinvested	—	206,796
Shares redeemed	(611,210)	(1,655,291)
Net Increase (Decrease) in Shares Outstanding	(461,797)	(1,167,543)
Class I
Shares sold	325,177	730,275
Shares issued for dividends reinvested	—	82,488
Shares redeemed	(406,974)	(1,502,704)
Net Increase (Decrease) in Shares Outstanding	(81,797)	(689,941)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 34,313 Class B shares representing $1,050,013 were automatically converted to 30,865 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	32.51		34.97	51.10	40.09	15.93	67.93
Investment Operations:
Investment (loss)—net[a]	(.26)		(.10)	(.13)	(.27)	(.10)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	3.50		(.55)	(14.65)	11.26	24.22	(43.59)
Total from Investment Operations	3.24		(.65)	(14.78)	10.99	24.12	(43.59)
Distributions:
Dividends from net realized
gain on investments	—		(1.81)	(1.36)	—	—	(8.41)
Proceeds from redemptions fees	.00	[b]	.00 [b]	.01	.02	.04	—
Net asset value, end of period	35.75		32.51	34.97	51.10	40.09	15.93
Total Return (%)[c]	9.97	[d]	(1.37)	(29.73)	27.43	151.88	(72.40)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	[e]	1.92	1.84	1.89	1.95	1.95
Ratio of net expenses
to average net assets	1.66	[e]	1.88	1.84	1.89	1.94	1.94
Ratio of net investment (loss)
to average net assets	(1.50)[e]		(.30)	(.27)	(.60)	(.33)	(.01)
Portfolio Turnover Rate	81.09	[d]	141.37	91.44	71.53	75.14	66.07
Net Assets, end of period
($ x 1,000)	202,183		207,965	302,932	610,538	630,399	157,682

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	28.96		31.60	46.64	36.86	14.76	64.13
Investment Operations:
Investment (loss)—net[a]	(.35)		(.30)	(.41)	(.53)	(.31)	(.27)
Net realized and unrealized
gain (loss) on investments	3.10		(.53)	(13.28)	10.29	22.40	(40.69)
Total from Investment Operations	2.75		(.83)	(13.69)	9.76	22.09	(40.96)
Distributions:
Dividends from net realized
gain on investments	—		(1.81)	(1.36)	—	—	(8.41)
Proceeds from redemption fees	.00	[b]	.00 [b]	.01	.02	.01	—
Net asset value, end of period	31.71		28.96	31.60	46.64	36.86	14.76
Total Return (%)[c]	9.50	[d]	(2.13)	(30.26)	26.56	149.73	(72.60)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.59	[e]	2.68	2.58	2.60	2.69	2.71
Ratio of net expenses
to average net assets	2.44	[e]	2.64	2.58	2.60	2.68	2.70
Ratio of net investment (loss)
to average net assets	(2.27)[e]		(1.07)	(.98)	(1.31)	(1.13)	(.74)
Portfolio Turnover Rate	81.09	[d]	141.37	91.44	71.53	75.14	66.07
Net Assets, end of period
($ x 1,000)	101,953		106,457	153,058	283,842	258,190	86,643

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	33.66		36.04	52.51	41.06	16.27	69.02
Investment Operations:
Investment income (loss)—net[a]	(.23)		(.02)	(.03)	(.10)	(.03)	.03
Net realized and unrealized
gain (loss) on investments	3.62		(.55)	(15.09)	11.53	24.81	(44.37)
Total from Investment Operations	3.39		(.57)	(15.12)	11.43	24.78	(44.34)
Distributions:
Dividends from net realized
gain on investments	—		(1.81)	(1.36)	—	—	(8.41)
Proceeds from redemption fees	.00	[b]	.00 [b]	.01	.02	.01	—
Net asset value, end of period	37.05		33.66	36.04	52.51	41.06	16.27
Total Return (%)	10.07	[c]	(1.10)	(29.57)	27.86	152.43	(72.31)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	[d]	1.64	1.60	1.56	1.63	1.66
Ratio of net expenses
to average net assets	1.40	[d]	1.60	1.60	1.56	1.62	1.65
Ratio of net investment income
(loss) to average net assets	(1.24)[d]		(.05)	(.07)	(.22)	(.09)	.07
Portfolio Turnover Rate	81.09	[c]	141.37	91.44	71.53	75.14	66.07
Net Assets, end of period
($ x 1,000)	60,716		57,899	86,871	165,622	80,875	24,147

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Greater China Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Ltd. (“Hamon”) serves as the fund’s sub-investment adviser. Hamon is an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (600 million shares authorized), Class C (200 million shares authorized), and Class I (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

18

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

20

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	337,006,632	—	—	337,006,632
Mutual Funds	3,636,000	—	—	3,636,000
Participation Notes†	21,326,258	—	—	21,326,258

†	See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,102,000	113,840,000	113,306,000	3,636,000	1.0

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Chinese issuers and other investments that are tied economically to China. Because the fund’s investments are concentrated in China, the fund’s performance is expected to be closely tied to social, political and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

22

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $82,033,519 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $27,394,773 of post-enactment short-term capital losses and $54,638,746 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: long-term capital gains $27,700,411. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a“Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2013, was approximately $328,700, with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has agreed, from November 1, 2012 through September 30, 2013 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $288,089 during the period ended April 30, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2013, the Distributor retained $19,737 from commissions earned on sales of the fund’s Class A shares and $7,625 from CDSCs on redemptions of the fund’s Class C shares.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $403,312 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $267,079 and $134,437, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $98,246 for transfer agency services and $4,041 for cash management services. Cash management fees were partially offset by earnings credits of $681. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During

26

the period ended April 30, 2013, the fund was charged $128,064 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $2,481 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $8.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $366,173, Distribution Plan fees $61,302, Shareholder Services Plan fees $60,948, custodian fees $77,639, Chief Compliance Officer fees $3,054 and transfer agency fees $43,733, which are offset against an expense reimbursement currently in effect in the amount of $43,930.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2013, redemption fees charged and retained by the fund amounted to $24,370.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2013, amounted to $307,888,748 and $356,231,229, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At April 30, 2013, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Forward contracts	1,775,766

28

At April 30, 2013, accumulated net unrealized appreciation on investments was $40,780,170, consisting of $64,184,170 gross unrealized appreciation and $23,404,000 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

30

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above or below the Performance Group and Performance Universe medians for the various periods, including several periods in the fourth quartile. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the index’s performance in five of the ten years.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has agreed, until September 30, 2013, to waive receipt of a portion of the fund’s management fee in the amount of .15% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service

32

levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the

34

investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
27	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
India Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus India Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Hugh Simon, Raymond Chan and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus India Fund’s Class A shares produced a total return of –5.36%, Class C shares returned –5.86% and Class I shares returned –5.14%.1 In comparison, the fund’s benchmark, the MSCI India ND Index (the “Index”), produced a total return of 6.04% for the same period.2

Despite an economic downturn over much of the reporting period, Indian equity markets produced positive absolute returns in the wake of a late rally. The fund produced lower returns than the benchmark, as the large-cap stocks in the MSCI India Index generally outperformed the small- and mid-cap stocks in which the fund primarily invested during the reporting period.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in equity and fixed-income securities of Indian issuers and other investments that are tied economically to India.The fund may invest in companies of any market capitalization. The fund invests in securities denominated in the Indian rupee or other local currency of issue or U.S. dollar-denominated securities.

When choosing investments, we analyze several factors, including:

  Economic and political trends in India

  The current financial condition and future prospects of individual companies and sectors in India

  The valuation of one company or sector in India relative to that of another

We generally seek companies with accelerated earnings outlooks and reasonably valued share prices. Characteristics of such companies may include reliable corporate governance, a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Late Rally Drove Indian Stocks Higher

Inflation-fighting measures implemented in India during previous reporting periods dampened economic growth, causing the country’s annualized GDP growth rate to decline to approximately 4.5%. In addition, investors had expected a proactively growth-oriented budget from the Indian government, which did not materialize. These developments weighed on stock prices at times during the reporting period, particularly from February to mid-April 2013. In addition, some investors rushed to take profit in February and March in the wake of previous rallies.

However, economic conditions in India appeared poised for improvement over the final weeks of the reporting period, after more muted inflation data enabled policymakers at the Reserve Bank of India to announce two reductions of short-term interest rates. India’s stock market rallied in anticipation of further monetary policy easing, helping the MSCI India Index end the reporting period in solidly positive territory. In this environment, large-cap stocks produced especially robust returns, while small- and mid-cap stocks lost a degree of value.

Focus on Growth Undermined Fund Results

In anticipation of an economic recovery, we had established overweight positions in industry groups that stood to benefit from renewed growth, such as interest rate-sensitive financial companies and airlines expected to benefit from reforms allowing greater foreign ownership of Indian companies. This strategy generally proved counterproductive when information technology and energy companies—areas in which the fund held underweighted exposure—led the market higher.

Some of the fund’s more notable disappointments over the reporting period included media conglomerate Hinduja Ventures, which declined along with other small-cap stocks, despite sound underlying business fundamentals. In the health care sector, pharmaceuticals developer Parabolic Drugs suffered when it borrowed heavily to build new production facilities, but then failed to achieve full utilization of its manufacturing capacity. In the telecommunications services sector, enterprise data service provider Tulip Telecom was hurt by high interest rates and lack of success among businesses using its data center.

The fund achieved better results in the telecommunications services sector through wireless carrier Reliance Communications, which rallied from depressed levels as it managed its debt more effectively and acquired new customers. Beverages maker

4

United Spirits benefited from new regulations allowing foreign business ownership, which enabled global spirits leader Diageo to acquire the company at a premium to its stock price at the time. Finally, automaker Tata Motors saw strong global demand for its Jaguar and Land Rover brands.

A Positive Economic Outlook

We are currently optimistic regarding India’s economic prospects. We believe inflationary pressures seem likely to remain muted, giving the country’s central bank the flexibility it needs to ease monetary policies further.At the same time, national elections scheduled for early 2014 could spark more robust government spending regardless of the eventual victors. If these trends materialize as expected, in our opinion inflows of foreign capital to Indian equities should increase, potentially lifting stock prices.

Therefore, as of the reporting period’s end we have maintained overweight exposure to consumer-oriented stocks and companies that we expect to benefit from greater investment in infrastructure development.We have identified fewer stocks meeting our investment criteria in the information technology and energy sectors.

May 15, 2013

Please note, the position in any security highlighted with italicized tyepface was sold during the reporting period. Emerging markets, such as those of India, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – The MSCI India ND Index is designed to measure the performance of the large and mid cap segments of the Indian market.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus India Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.60	$13.19	$8.41
Ending value (after expenses)	$946.40	$941.40	$948.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.94	$13.66	$8.70
Ending value (after expenses)	$1,014.93	$1,011.21	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of 1.99% for Class A, 2.74% for Class C and 1.74%
for Class I,multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—100.5%	Shares		Value ($)
Automobiles & Components—7.0%
Tata Motors	30,000		167,053
Banks—16.7%
Canara Bank	16,000		123,174
IDBI Bank	25,000		40,951
Punjab & Sind Bank	70,000		80,362
State Bank of India	1,100		46,232
UCO Bank	85,000		109,889
			400,608
Capital Goods—17.1%
BEML	13,000		38,765
Ingersoll-Rand India	15,000		110,826
Jaiprakash Associates	56,000		78,218
Larsen & Toubro	2,000		56,137
NCC	115,000		66,065
Simplex Infrastructures	28,000		60,210
			410,221
Consumer Durables & Apparel—1.7%
S. Kumars Nationwide	322,388	[a]	40,691
Diversified Financials—5.2%
IFCI	223,729		123,959
Food, Beverage & Tobacco—8.7%
Balrampur Chini Mills	50,000	[a]	43,759
Dhampur Sugar Mills	80,000		65,262
Nestle India	670		61,949
Tilaknagar Industries	30,526		38,388
			209,358
Insurance—5.1%
Reliance Capital	18,500		121,164
Materials—2.0%
Ess Dee Aluminium	5,000		47,550
Media—13.4%
DEN Networks	3,251	[a]	13,333
Hathway Cable and Datacom	2,240	[a]	10,519
Hinduja Ventures	13,861		94,859
Network 18 Media & Investments	111,111	[a]	71,668

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Media (continued)
Prime Focus	100,000	[a]	75,081
TV18 Broadcast	111,111	[a]	54,756
			320,216
Pharmaceuticals, Biotech &
Life Sciences—2.5%
Novartis India	1,300		14,070
Parabolic Drugs	350,000		45,476
			59,546
Telecommunication Services—13.1%
OnMobile Global	50,000		36,241
Reliance Communications	100,000		179,954
SITI Cable Network	99,052	[a]	43,850
Tulip Telecom	142,343	[a]	53,106
			313,151
Utilities—8.0%
Reliance Infrastructure	16,000		111,413
Reliance Power	60,000	[a]	79,462
			190,875
Total Investments (cost $3,011,806)	100.5%		2,404,392
Liabilities, Less Cash and Receivables	(.5%)		(11,551)
Net Assets	100.0%		2,392,841

a	Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	17.1	Diversified Financials	5.2
Banks	16.7	Insurance	5.1
Media	13.4	Pharmaceuticals,
Telecommunication Services	13.1	Biotech & Life Sciences	2.5
Food, Beverage & Tobacco	8.7	Materials	2.0
Utilities	8.0	Consumer Durables & Apparel	1.7
Automobiles & Components	7.0		100.5

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		3,011,806	2,404,392
Cash			4,127
Cash denominated in foreign currencies		142	377
Prepaid expenses			25,195
Due from The Dreyfus Corporation and affiliates—Note 3(c)			971
			2,435,062
Liabilities ($):
Accrued expenses			42,221
Net Assets ($)			2,392,841
Composition of Net Assets ($):
Paid-in capital			3,414,716
Accumulated Investment (loss)—net			(69,394)
Accumulated net realized gain (loss) on investments			(345,302)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(607,179)
Net Assets ($)			2,392,841

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,231,184	699,742	461,915
Shares Outstanding	133,998	77,711	50,057
Net Asset Value Per Share ($)	9.19	9.00	9.23

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends	1,669
Expenses:
Management fee—Note 3(a)	17,142
Professional fees	43,872
Registration fees	20,955
Custodian fees—Note 3(c)	9,256
Shareholder servicing costs—Note 3(c)	5,918
Prospectus and shareholders’ reports	4,612
Distribution fees—Note 3(b)	2,791
Directors’ fees and expenses—Note 3(d)	180
Loan commitment fees—Note 2	9
Miscellaneous	9,340
Total Expenses	114,075
Less—reduction in expenses due to undertaking—Note 3(a)	(84,604)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	29,464
Investment (Loss)—Net	(27,795)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	85,446
Net realized gain (loss) on forward foreign currency exchange contracts	(1,203)
Net Realized Gain (Loss)	84,243
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(276,613)
Net Realized and Unrealized Gain (Loss) on Investments	(192,370)
Net (Decrease) in Net Assets Resulting from Operations	(220,165)

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment (loss)—net	(27,795)	(22,118)
Net realized gain (loss) on investments	84,243	(323,157)
Net unrealized appreciation
(depreciation) on investments	(276,613)	(41,318)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(220,165)	(386,593)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	511,042	1,528,331
Class C Shares	53,077	603,249
Class I Shares	84,715	656,261
Cost of shares redeemed:
Class A Shares	(563,531)	(1,504,838)
Class C Shares	(73,914)	(328,147)
Class I Shares	(39,587)	(587,434)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,198)	367,422
Total Increase (Decrease) in Net Assets	(248,363)	(19,171)
Net Assets ($):
Beginning of Period	2,641,204	2,660,375
End of Period	2,392,841	2,641,204
Accumulated investment (loss)—net	(69,394)	(41,599)
Capital Share Transactions (Shares):
Class A
Shares sold	48,761	158,060
Shares redeemed	(62,653)	(163,347)
Net Increase (Decrease) in Shares Outstanding	(13,892)	(5,287)
Class C
Shares sold	5,211	60,472
Shares redeemed	(7,696)	(34,923)
Net Increase (Decrease) in Shares Outstanding	(2,485)	25,549
Class I
Shares sold	8,952	69,120
Shares redeemed	(4,202)	(67,379)
Net Increase (Decrease) in Shares Outstanding	4,750	1,741

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2013	Year Ended October 31,
Class A Shares	(Unaudited)	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.70	10.59	12.50
Investment Operations:
Investment income (loss)—net[b]	(.09)	(.05)	.06
Net realized and unrealized
gain (loss) on investments	(.43)	(.87)	(1.98)
Total from Investment Operations	(.52)	(.92)	(1.92)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	9.19	9.70	10.59
Total Return (%)[d]	(5.36)[e]	(8.31)	(15.28)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.20 [f]	9.60	12.82	[f]
Ratio of net expenses to average net assets	1.99 [f]	2.00	2.00	[f]
Ratio of net investment income
(loss) to average net assets	(1.86)[f]	(.58)	.98	[f]
Portfolio Turnover Rate	27.18 [e]	119.55	36.45	[e]
Net Assets, end of period ($ x 1,000)	1,231	1,435	1,622

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

12

	Six Months Ended
	April 30, 2013	Year Ended October 31,
Class C Shares	(Unaudited)	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.55	10.54	12.50
Investment Operations:
Investment income (loss)—net[b]	(.12)	(.12)	.01
Net realized and unrealized
gain (loss) on investments	(.44)	(.90)	(1.98)
Total from Investment Operations	(.56)	(1.02)	(1.97)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	9.00	9.55	10.54
Total Return (%)[d]	(5.86)[e]	(9.30)	(15.68)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.86 [f]	9.87	13.73	[f]
Ratio of net expenses to average net assets	2.74 [f]	2.75	2.75	[f]
Ratio of net investment income
(loss) to average net assets	(2.61)[f]	(1.24)	.19	[f]
Portfolio Turnover Rate	27.18 [e]	119.55	36.45	[e]
Net Assets, end of period ($ x 1,000)	700	766	576

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2013	Year Ended October 31,
Class I Shares	(Unaudited)	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.72	10.60	12.50
Investment Operations:
Investment income (loss)—net[b]	(.08)	(.06)	.07
Net realized and unrealized
gain (loss) on investments	(.42)	(.85)	(1.98)
Total from Investment Operations	(.50)	(.91)	(1.91)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	9.23	9.72	10.60
Total Return (%)	(5.14)[d]	(8.21)	(15.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.84 [e]	8.71	12.99	[e]
Ratio of net expenses to average net assets	1.74 [e]	1.75	1.75	[e]
Ratio of net investment income
(loss) to average net assets	(1.62)[e]	(.60)	1.10	[e]
Portfolio Turnover Rate	27.18 [d]	119.55	36.45	[d]
Net Assets, end of period ($ x 1,000)	462	441	462

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus India Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Ltd. (“Hamon”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser. Hamon is an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of April 30, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 30,091 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

16

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

18

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	2,404,392	—	—	2,404,392

† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Indian issuers and other investments that are tied economically to India. Because the fund’s investments are concentrated in India, the fund’s performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $387,926 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $336,812 of post-enactment short-term capital losses and $51,114 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from November 1, 2012 through February 28, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.75% of

22

the value of the fund’s average daily net assets.Thereafter, Dreyfus has contractually agreed from March 1, 2013 through March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (exclusive of certain expenses as described above) exceed 1.70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $84,604 during the period ended April 30, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at an annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2013, the Distributor retained $1,343 from commissions earned on sales of the fund’s Class A shares and $330 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $2,791 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $1,934 and $931, respectively, pursuant to the Shareholder Services Plan.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $1,173 for transfer agency services and $42 for cash management services. Cash management fees were partially offset by earnings credits of $7.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $9,256 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $25 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,365, Distribution Plan fees $406, Shareholder Services Plan fees $384, custodian fees $5,120, Chief Compliance Officer fees $3,054 and transfer agency fees $472, which are offset against an expense reimbursement currently in effect in the amount of $12,772.

24

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2013, the fund charged and retained $2,620 in redemption fees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2013, amounted to $738,215 and $835,101, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At April 30, 2013, there were no forward contracts outstanding.

At April 30, 2013, accumulated net unrealized depreciation on investments was $607,414, consisting of $81,084 gross unrealized appreciation and $688,498 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance

28

Group and Performance Universe medians for the one-year period (the fund had commenced operations on April 13, 2011). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2014, so that expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.70% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been

30

stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

32

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Satellite Alpha Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Satellite Alpha Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks generally rallied throughout the reporting period, with some major market indices setting new records in the spring of 2013 in response to improving economic conditions. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be sluggish as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Satellite Alpha Fund’s Class A shares produced a total return of 3.77%, Class C shares returned 3.36% and Class I shares returned 3.95%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”), produced a total return of 14.67% for the same period.2

Stocks and higher yielding bonds throughout the world rallied over the reporting period as investors responded positively to improved economic data in the United States and overseas markets. The fund produced lower returns than its benchmark, mainly due to lagging results from two of its underlying portfolios, Dreyfus Absolute Return Fund and Dreyfus Natural Resources Fund. Given the fund’s flexible strategy, its returns may deviate substantially from those of its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation, referred to as underlying funds that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies.The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors.The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.As of April 30, 2013, the fund’s assets were allocated as follows:

Underlying Funds	(%)
Dreyfus Natural Resources Fund	19
Dreyfus Emerging Markets Fund	18
Dreyfus Global Absolute Return Fund	17
Dreyfus International Bond Fund	13
Dreyfus Global Real Estate Securities Fund	12
Dreyfus Emerging Markets Debt Local Currency Fund	11
Dreyfus Inflation Adjusted Securities Fund	10

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Global Economy Fueled Market Gains

Sustained international stock market rallies began in the weeks prior to the reporting period when various global macroeconomic concerns failed to materialize. Instead, investors were encouraged by a new quantitative easing program from the European Central Bank that appeared to forestall a more severe banking crisis in the region, expectations that new government leadership in China might adopt policies more conducive to stronger regional growth, and actions by a new Japanese government that sought to address longstanding economic stagnation and deflationary pressures. In addition, investors responded positively to gradually improving U.S. employment and housing market trends, which were sparked in part by the Federal Reserve Board’s aggressively accommodative monetary policy, including historically low short-term interest rates and an open-ended quantitative easing program. Nonetheless, the global economy expanded at a relatively sluggish rate during the reporting period amid slackening demand from the emerging markets for energy and construction materials.

The Index lost some ground in November 2012 when investors worried about potential repercussions from automatic tax hikes and spending cuts in the United States scheduled for the start of 2013. However, last-minute legislation to address the tax increases enabled the rally to resume. Gradually improving global economic data and continued corporate earnings strength helped support further stock market advances over the first four months of 2013.

Commodities and Emerging Markets Hurt Fund Performance

Dreyfus Natural Resources Fund was undermined by falling commodity prices, Dreyfus Emerging Markets Fund faltered amid concerns about China’s growth, and Dreyfus Absolute Return Fund proved harmful to performance, as its stock market selection and currency strategies weighed on results.

The fund achieved better relative performance through an overweighted position in Dreyfus Emerging Markets Debt Fund, where income-oriented investors were attracted to higher yields than were available in more developed markets. Dreyfus Global Real Estate Securities Fund rose sharply on better news from the housing sector.

Global Growth and Easy Monetary Policy

Aggressively easy monetary policy has had some success in counterbalancing the drag from deleveraging of private sector debt in the developed world. Healing from

4

the global financial crisis is well-advanced and we expect an acceleration of global economic activity in late 2013 and in 2014.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying international equity fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because one of the underlying fund’s investments is concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.

Because one of the underlying fund’s investments is concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics. Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies.Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Satellite Alpha Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.83	$6.61	$1.57
Ending value (after expenses)	$1,037.70	$1,033.60	$1,039.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.81	$6.56	$1.56
Ending value (after expenses)	$1,022.02	$1,018.30	$1,023.26

† Expenses are equal to the fund’s annualized expense ratio of .56% for Class A, 1.31% for Class C and .31% for
Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Registered Investment Companies—101.4%	Shares		Value ($)
Dreyfus Emerging Markets Debt Local Currency Fund, Cl. I	4,273	[a]	66,614
Dreyfus Emerging Markets Fund, Cl. I	11,526	[a]	115,486
Dreyfus Global Absolute Return Fund, Cl. I	8,899	[a,b]	106,608
Dreyfus Global Real Estate Securities Fund, Cl. I	8,461	[a]	76,828
Dreyfus Inflation Adjusted Securities Fund, Institutional Shares	4,669	[a]	64,619
Dreyfus International Bond Fund, Cl. I	4,757	[a]	82,060
Dreyfus Natural Resources Fund, Cl. I	4,305	[a]	120,400

Total Investments (cost $560,169)	101.4%		632,615
Liabilities, Less Cash and Receivables	(1.4%)		(8,939)
Net Assets	100.0%		623,676

a	Investment in affiliated mutual fund.
b	Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Mutual Funds: Foreign	71.7	Mutual Funds: Domestic	29.7
			101.4
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		560,169	632,615
Cash			2,901
Prepaid expenses			15,722
Due from The Dreyfus Corporation and affiliates—Note 2(c)			5,692
			656,930
Liabilities ($):
Accrued expenses			33,254
Net Assets ($)			623,676
Composition of Net Assets ($):
Paid-in capital			582,300
Accumulated distributions in excess of investment income—net			(1,962)
Accumulated net realized gain (loss) on investments			(29,108)
Accumulated gross unrealized appreciation
on investments in affiliated issuers			72,446
Net Assets ($)			623,676

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	376,600	122,185	124,891
Shares Outstanding	24,011	7,837	7,941
Net Asset Value Per Share ($)	15.68	15.59	15.73

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends from affiliated issuers	8,258
Expenses:
Professional fees	20,744
Registration fees	18,166
Prospectus and shareholders’ reports	6,920
Shareholder servicing costs—Note 2(c)	1,333
Custodian fees—Note 2(c)	980
Distribution fees—Note 2(b)	451
Directors’ fees and expenses—Note 2(d)	42
Miscellaneous	9,146
Total Expenses	57,782
Less—reduction in expenses due to undertaking—Note 2(a)	(55,785)
Less—reduction in fees due to earnings credits—Note 2(c)	(1)
Net Expenses	1,996
Investment Income—Net	6,262
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments in affiliated issuers	(42)
Capital gain distributions from affiliated issuers	3,099
Net Realized Gain (Loss)	3,057
Net unrealized appreciation (depreciation) on investments in affiliated issuers	12,050
Net Realized and Unrealized Gain (Loss) on Investments	15,107
Net Increase in Net Assets Resulting from Operations	21,369
See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	6,262	2,889
Net realized gain (loss) on investments	3,057	(24,521)
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	12,050	21,534
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,369	(98)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,840)	(7,284)
Class C Shares	(688)	(695)
Class I Shares	(1,877)	(1,232)
Net realized gain on investments:
Class A Shares	—	(7,707)
Class C Shares	—	(1,689)
Class I Shares	—	(1,108)
Total Dividends	(7,405)	(19,715)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,596	230,022
Class C Shares	1,800	20,000
Class I Shares	48,110	11,999
Dividends reinvested:
Class A Shares	3,215	11,813
Class C Shares	336	1,231
Class I Shares	873	613
Cost of shares redeemed:
Class A Shares	(42,605)	(374,444)
Class C Shares	(1,223)	(26,947)
Class I Shares	(23)	(22,173)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	19,079	(147,886)
Total Increase (Decrease) in Net Assets	33,043	(167,699)
Net Assets ($):
Beginning of Period	590,633	758,332
End of Period	623,676	590,633
Distributions in excess of investment income—net	(1,962)	(819)

10

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Capital Share Transactions:
Class A
Shares sold	553	15,325
Shares issued for dividends reinvested	209	815
Shares redeemed	(2,788)	(25,958)
Net Increase (Decrease) in Shares Outstanding	(2,026)	(9,818)
Class C
Shares sold	117	1,343
Shares issued for dividends reinvested	22	85
Shares redeemed	(80)	(1,883)
Net Increase (Decrease) in Shares Outstanding	59	(455)
Class I
Shares sold	3,074	805
Shares issued for dividends reinvested	57	42
Shares redeemed	(1)	(1,436)
Net Increase (Decrease) in Shares Outstanding	3,130	(589)

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.31		15.34	15.51	13.85	12.50
Investment Operations:
Investment income—net[b]	.18		.08	.20	.18	.00	[c]
Net realized and unrealized
gain (loss) on investments	.39		.28	.03	1.48	1.35
Total from Investment Operations	.57		.36	.23	1.66	1.35
Distributions:
Dividends from
investment income—net	(.20)		(.19)	(.40)	(.00)[c]	—
Dividends from net realized
gain on investments	—		(.20)	—	(.00)[c]	—
Total Distributions	(.20)		(.39)	(.40)	(.00)[c]	—
Net asset value, end of period	15.68		15.31	15.34	15.51	13.85
Total Return (%)[d]	3.77	[e]	2.61	1.41	12.09	10.80	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	19.12	[g]	16.16	18.57	37.30	100.93	[g]
Ratio of net expenses
to average net assets[f]	.56	[g]	.44	.54	.53	.50	[g]
Ratio of net investment income
to average net assets[f]	2.30	[g]	.54	1.27	1.24	.08	[g]
Portfolio Turnover Rate	12.12	[e]	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period
($ x 1,000)	377		399	550	192	162

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the activity of the underlying funds.
g	Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.17		15.19	15.36	13.82	12.50
Investment Operations:
Investment income (loss)—net[b]	.12		(.04)	.10	.07	(.03)
Net realized and unrealized
gain (loss) on investments	.39		.30	.01	1.47	1.35
Total from Investment Operations	.51		.26	.11	1.54	1.32
Distributions:
Dividends from
investment income—net	(.09)		(.08)	(.28)	—	—
Dividends from net realized
gain on investments	—		(.20)	—	(00)[c]	—
Total Distributions	(.09)		(.28)	(.28)	(00)[c]	—
Net asset value, end of period	15.59		15.17	15.19	15.36	13.82
Total Return (%)[d]	3.36	[e]	1.86	.63	11.24	10.56	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	19.99	[g]	17.57	19.48	37.80	104.02	[g]
Ratio of net expenses
to average net assets[f]	1.31	[g]	1.19	1.29	1.28	1.25	[g]
Ratio of net investment income
(loss) to average net assets[f]	1.55	[g]	(.30)	.63	.48	(.67)[g]
Portfolio Turnover Rate	12.12	[e]	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period
($ x 1,000)	122		118	125	84	70

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the activity of the underlying funds.
g	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.38		15.40	15.56	13.86	12.50
Investment Operations:
Investment income—net[b]	.15		.12	.27	.34	.01
Net realized and unrealized
gain (loss) on investments	.45		.29	(.01)	1.37	1.35
Total from Investment Operations	.60		.41	.26	1.71	1.36
Distributions:
Dividends from
investment income—net	(.25)		(.23)	(.42)	(.01)	—
Dividends from net realized
gain on investments	—		(.20)	—	(.00)[c]	—
Total Distributions	(.25)		(.43)	(.42)	(.01)	—
Net asset value, end of period	15.73		15.38	15.40	15.56	13.86
Total Return (%)	3.95	[d]	2.90	1.61	12.35	10.88	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	19.02	[f]	16.46	18.93	37.32	106.59	[f]
Ratio of net expenses
to average net assets[e]	.31	[f]	.19	.29	.28	.25	[f]
Ratio of net investment income
to average net assets[e]	1.97	[f]	.79	1.77	2.20	.34	[f]
Portfolio Turnover Rate	12.12	[d]	83.66	52.02	56.19	4.35	[d]
Net Assets, end of period
($ x 1,000)	125		74	83	115	58

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Amounts do not include the acitivity of the underlying funds.
f	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Satellite Alpha Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,002 Class A, 4,001 Class C and 4,003 Class I shares of the fund.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	632,615	—	—	632,615

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2012	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	63,145		8,556	7,452	424
Dreyfus Emerging
Markets Fund, Cl. I	113,922		15,305	14,904	(268)
Dreyfus Global
Absolute Return
Fund, Cl. I	108,069		13,366	14,158	194
Dreyfus Global Real
Estate Securities
Fund, Cl. I	66,029		9,796	6,706	95
Dreyfus Inflation Adjusted
Securities Fund,
Institutional Shares	64,869		9,019	6,707	67
Dreyfus International
Bond Fund Cl. I	82,109		11,068	9,687	(86)
Dreyfus Natural
Resources Fund, Cl. I	115,271		14,600	14,903	(468)
Total	613,414		81,710	74,517	(42)

†	Includes reinvested dividends/distributions.

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2013	($)	Assets (%) )	Distributions ($
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	1,941	66,614		10.7	1,520
Dreyfus Emerging
Markets Fund, Cl. I	1,431	115,486		18.5	1,235
Dreyfus Global Absolute
Return Fund, Cl. I	(863)	106,608		17.1	—
Dreyfus Global Real Estate
Securities Fund, Cl. I	7,614	76,828		12.3	3,461

18

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2013	($)	Assets (%)	Distributions ($)
Dreyfus Inflation Adjusted
Securities Fund,
Institutional Shares	(2,629)	64,619		10.4	2,688
Dreyfus International
Bond Fund Cl. I	(1,344)	82,060		13.1	1,923
Dreyfus Natural
Resources Fund, Cl. I	5,900	120,400		19.3	530
Total	12,050	632,615		101.4%	11,357

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $25,486 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $17,975 of post-enactment short-term capital losses and $7,511 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $9,250 and long-term capital gains $10,465.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions with

Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager. The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Manager has contractually agreed, from November 1, 2012 through March 1, 2014, to assume the expenses of the fund so that the total annual fund’s and underlying funds’ operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, underlying fund expenses and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $55,785 during the period ended April 30, 2013.

20

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $451 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $466 and $150, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $393 for transfer agency services and $9 for cash management services. Cash management fees were partially offset by earnings credits of $1.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $980 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $5 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $75, Shareholder Services Plan fees $102, custodian fees $900, Chief Compliance Officer fees $3,054 and transfer agency fees $141, which are offset against an expense reimbursement currently in effect in the amount of $9,964.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $81,710 and $74,517, respectively.

At April 30, 2013, accumulated net unrealized appreciation on investments was $72,446, consisting of gross unrealized appreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

NOTE 4—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

24

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods and ranked in the fourth quartile of the Performance Group in all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that, like the other funds in the Expense Group, the fund’s management fee is paid only at the underlying funds’ level. They further noted that the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.35% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus does not receive direct profits from the fund’s management fee, as the fund pays no direct management fee.As such, the Board did not consider an evaluation of profitability or economies of scale to be relevant.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based

26

on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

  As described above, the Board did not consider profitability or economies of scale to be relevant since the fund does not pay a direct management fee.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)